Horace Mann
                                                      Mutual Funds Annual Report
                                                               December 31, 2002





















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                                                            Horace Mann
                                                    Educated Financial Solutions

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TABLE OF CONTENTS


               Letter from the Chairman ...................................   3

               Investment adviser letter ..................................   4

               Fund performance graphs ....................................   8

               Financial statements .......................................  13











      THIS REPORT MUST BE
      PRECEDED OR ACCOMPANIED
      BY A CURRENT PROSPECTUS.

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         [LOGO]


       Horace Mann
Educated Financial Solutions

DEAR FELLOW SHAREHOLDERS:

Recent markets have been very difficult for all investors, and we are redoubling our efforts to stay on the proper course to help you achieve your long-term goals. As the speculative excess of the 1990's has worn off, investors like you have had their patience severely challenged. The stock market has fallen significantly over the past three years as many companies that paced the technology boom have gone bust. This three-year consecutive drop in stock market values is the first such occurrence since before World War II.

Compounding matters, several companies' accounting deception took center stage in the media and cast a cloud of doubt over the financial markets. The economy continues to show signs of slowing, and the employment outlook has become more pessimistic. Geo-political concerns such as the threat of terrorism, the prospect for armed hostilities in Iraq and renewed Cold War rhetoric from North Korea also stir anxiety in the financial markets. All of these factors have contributed to low or negative returns for investors in 2002.

Though the investment environment has been difficult, we are pleased to report the Horace Mann Equity Fund has substantially exceeded its benchmark over the past year and has outperformed the S&P 500 Index by an average of nearly 5 percent over the last three years. Both the Horace Mann Socially Responsible Fund and the Horace Mann Balanced Fund outperformed their respective benchmarks for the year 2002. The Horace Mann International Equity Fund and Horace Mann Small Cap Growth Fund underperformed against their benchmarks. The Horace Mann Income Fund underperformed its index for the year, while the Horace Mann Short-Term Investment Fund performed in line with its benchmark.

We remain confident in our investment adviser Wilshire Associates. Wilshire made two changes in the investment management of the funds in 2002. Wilshire Associates retained Oechsle International Advisors to oversee the management of the Horace Mann International Equity Fund. In addition, the Fundamental Small Cap Growth Team at BlackRock Financial Management is now managing a portion of the Horace Mann Small Cap Growth Fund. The Fundamental Small Cap Growth Team replaces BlackRock's Momentum Small Cap Growth Team. Wilshire Associates will continue to monitor the management of the funds and take whatever steps necessary to provide shareholders with the best opportunity to succeed in their investment plan.

Though the current economic and geo-political environment may make you hesitant to continue to invest, you still face the need and responsibility to plan for your retirement. Our Horace Mann representatives and our entire Company stand ready to assist you in your efforts to achieve your retirement goals. Thank you again for your confidence in the Horace Mann Mutual Funds.

Sincerely,

/s/ George J. Zock
----------------------------
George J. Zock
Chairman


 Horace Mann Mutual Funds    P.O. Box 4657    Springfield, Illinois 62708-4657
                        217-789-2500   www.horacemann.com

                                                                               3
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[LOGO]                  WILSHIRE ASSOCIATES
WILSHIRE 1299 OCEAN AVENUE, SUITE 700 SANTA MONICA, CA 90401-1085 TEL 310.451.3051 FAX 310.458.0520 WWW.WILSHIRE.COM


TO THE SHAREHOLDERS OF THE HORACE MANN MUTUAL FUNDS:
At Wilshire Associates, we dedicate ourselves to ensuring the Horace Mann Mutual Funds are managed in a disciplined and consistent manner. Through this diligent approach, we seek to generate long-term returns appropriate for retirement investing.

The tone and direction of the capital markets over the past several years has been exceedingly negative. Now, more than ever, we believe a disciplined investment approach and a long-term view can lead to long-term investment success. We encourage a thorough and regular review of your investments, and your Horace Mann representative can help keep you on the right track for your retirement.

Wilshire constantly monitors each of the funds to ensure the most skilled subadvisers are working to add value for Horace Mann customers. We strive to help provide you with excellent investment options and appreciate your continued confidence in our work as you plan for retirement.

DISCUSSION OF THE CAPITAL MARKETS IN 2002
The emotions of long-term investors were severely tested in 2002. The stock market, generally viewed by most market observers as the best opportunity for long-term capital growth, encountered its third straight year of losses. Though returns were positive for bond investors in 2002, questionable corporate accounting practices led to the demise of a number of companies that were significant players in the bond market. International markets fell as well -- a reaction to the slowdown in the global economy.

In the domestic stock market, the speculative boom in technology stocks that drove the market to record highs continued to unwind. Since the top of the market in early 2000, many formerly substantial companies have been reduced to rubble as the bear market of the new century has ruthlessly punished a large number of technology stocks. As a result, growth stocks generally underperformed value stocks.

Though value outperformed growth during the period, there was no shelter from the downdraft. The difficulties of technology stocks spread to other sectors of the marketplace, as no sectors of the U.S. stock market provided a positive return in 2002.

The bond market has served as a relative safe haven for diversified investors over the past several years. As the stock markets faltered, bonds have generally provided positive returns. As the Federal Reserve Bank attempts to kick start the economy, interest rates have fallen and bond prices have risen.

The international markets acted similar to the U.S. market as the global economy slowed and some regions even endured recession or collapse. Asset values fell substantially. Overall, European stocks faired the worst during the year, with that region finishing the year down 18 percent. The Pacific Basin and Japan declined in similar fashion, with regional and country returns down approximately 10 percent.

FUNDS PERFORMANCE -- 2002
In the following paragraphs, we provide you with insight into activity and results for the various funds in the Horace Mann family for the year 2002.

DOMESTIC EQUITIES
The Equity Fund was able to protect shareholders from the extreme drop in the broad market through the Fund's value orientation. The Equity Fund and the Socially Responsible Fund each outperformed its respective benchmark. The Small Cap Growth Fund underperformed its benchmark as that investment style fell out of favor in the face of continually falling markets.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


EQUITY FUND
Wilshire Associates structures the management of the Equity Fund to be a diversified strategy highlighted by its value-style orientation. The Fund is managed by Bernstein Investment Research & Management, Wellington Management Company, LLP, and Mellon Equity Associates, LLP. This combination of subadvisers generated a return greater than the benchmark.

The Fund generally invests in companies with proven track records of stable earnings, an area of the market that has done well in the current environment relative to more growth-oriented stocks. The diversification that comes with three subadvisers has been a successful strategy. Wilshire Associates implemented this management change in 2000. The Fund held an overweight position in the classic value sector -- Banks & Financial Services. Major banks, regional banks and savings and loan companies propelled Fund returns higher. Additionally, the Fund's underweight in technology helped it limit losses as that sector continued to pull back, lowering returns for the broad market.

Bank of America, Wachovia Bank and Wells Fargo all posted strong returns for the year. US Bancorp and Charter One rounded out the top performers in the Banks & Financial Services sector for the Fund. Although the Fund generally holds an underweight position in the technology sector, Microsoft, Intel, and Worldcom hindered the performance of this sector.

The subadvisers continue to believe that while the economy has slowed, a muted recovery will occur over the next six months. Accordingly, the portfolio is now positioned to take advantage of a recovery in cyclical stocks.

SOCIALLY RESPONSIBLE FUND
The Socially Responsible Fund is managed by Bernstein Investment Research & Management. The Fund outperformed its benchmark for the year as an emphasis on the financial sector drove the performance. Both major national banks and smaller regional banks performed well as low interest rates drove home refinancing activity.

Consumer staples and utilities were bright spots for the portfolio. Household names such as Pepsi-Cola Bottling and Procter & Gamble boosted Fund returns. Food retailers Yum Brands and Wendy's International posted positive returns. In the utilities group, Wisconsin Energy, Consolidated Edison, and Entergy Corporation all posted double- digit returns for the year (15 percent, 12 percent and 14 percent, respectively).

While the Fund held a position in the technology sector that was smaller than the allocation to technology in the benchmark, disappointments in that sector still managed to lower Fund returns. Electronic Data Systems fell 73 percent over the year, lowering Fund returns. Communications bellwethers Verizon and SBC Communications also were a drag on performance. The most significant detractor from Fund performance was Worldcom.

The socially responsible screens had a neutral impact on performance. Gains that would have been realized in oil and tobacco holdings that the Fund cannot hold were offset by strong stock selection in the financial sector.

Despite the deterioration in the stock market in 2002, the Socially Responsible Fund managed to protect shareholder capital by outperforming its benchmark. Bernstein Investment Research & Management sees a slow recovery with no particular sector offering compelling valuations as of year-end.

SMALL CAP GROWTH FUND
The Small Cap Growth Fund is managed by Mazama Capital Management and BlackRock Financial Management. The mix provides diversification as well as a disciplined approach to portfolio management. The year was a difficult one for small cap growth investors, and the Fund underperformed its benchmark with numerous biotechnology companies not producing the expected results.

The Small Cap Growth Fund invests in the stocks of smaller companies that may possess greater growth potential than their larger equivalents. These stocks grew quickly during the late 1990s, as investors were enchanted with the possibility of taking advantage of the stock market run-up. Recently, the market has favored those companies with stable and proven streams of earnings and has shied away from growth stocks, particularly in the small cap sector.

                                                                               5
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HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

The Fund had a difficult year in 2002 as growth stocks continued to slide lower. The Small Cap Growth Fund fell almost 39 percent, its second straight year of losses of greater than 30 percent, while the Russell 2000 Growth Index fell more than 30 percent in 2002.

Performance was negatively impacted by stocks within the Communication Services, Technology, and Health Care sectors in particular, although almost all sectors produced a negative return for the year. The news was not all bad as some individual stocks managed to produce impressive returns in this difficult environment. United Online was up almost 300 percent for the year. Pixar gained 47 percent for the year and Friedman Billings appreciated 80 percent for the year.

The portfolio continued to suffer under a wave of biotechnology disappointments that began in 2001. Alkermes dropping 76 percent for the year and Abgenix losing 78 percent for the year were two of the major detractors in the biotechnology area.

Mazama sees a bottom to the recent drop in the market in the near future and has positioned its portion of the portfolio to take advantage of the potential technology bounce. BlackRock invests in those companies with compelling valuations after significant fundamental research and stands ready to capitalize on any forthcoming recovery.

DOMESTIC FIXED INCOME
During the year, the Income Fund underperformed its benchmark in a difficult credit environment. The Short-Term Investment Fund also underperformed its relevant benchmark.

INCOME FUND
The Fund, which is managed by Western Asset Management, returned 9 percent, underperforming the Lehman Aggregate Bond Index, which returned 10 percent. The Fund experienced difficulty in the corporate sector when companies, which were previously considered financial stalwarts in the bond markets, encountered difficulty. Many issues were downgraded during the year, and bond investors were timid about increasing their corporate ownership. This trouble in the corporate markets was especially difficult in the high-yield segment where emerging companies reward creditors with higher coupon rates to pay investors for the risk of investing in a lower-rated company. High- yield markets traded lower for the year, and Fund performance was impacted accordingly.

Western's exposure to the global corporate markets did not impact portfolio performance for the year. Additionally, the allocation to Treasury Inflation Protected Securities had a neutral impact.

The Fund foresees a modest recovery with low inflation and flat to slightly higher interest rate expectations in the coming year. Economic expectations include a forecast that includes neither a double-dip recession nor a fast-paced recovery. The Fund's portfolio has been structured accordingly.

SHORT-TERM INVESTMENT FUND
This Fund generated returns slightly lower than the Treasury Bill Index for the year. Short-term rates remained low throughout the year, and the Fund's yield to investors provided more of a safe haven than a total return. The Fund seeks to preserve invested capital and succeeded in outpacing inflation during the year.

Western Asset Management's strategy emphasized short-term government notes. This allowed the Fund to take advantage of yield opportunities while maintaining a high level of liquidity. As the Federal Reserve takes action in the coming year, the Fund's yield will shift in concert with that action.

BALANCED FUND
The Balanced Fund is designed to provide a stock/bond mix appropriate for long-term investors. The Balanced Fund buys "shares" of the Equity Fund -- 60 percent -- and the Income Fund -- 40 percent -- to replicate the target weightings.

6
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HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

During the year, the Balanced Fund significantly outperformed its benchmark, exceeding the blend of the S&P 500 Index and Lehman Aggregate Bond Index by almost a full percentage point for the year. The Fund fell 8 percent while the index was down 9 percent. Solid performance of the Equity Fund relative to its benchmark boosted the Balanced Fund's performance.

INTERNATIONAL EQUITY FUND
Global markets retreated in concert with the domestic stock market as the same issues plaguing investor confidence in the United States were apparent abroad. While the market dropped significantly for the year, the bounce in the fourth quarter gave some international stock investors reason for optimism for 2003.

The International Equity Fund is managed by Oechsle International Advisors. The Fund underperformed its primary benchmark for the year. The International Equity Fund was down 21 percent while the MSCI EAFE Index was down 16 percent.

Oechsle focuses on high-quality companies that offer significant opportunities for long-term growth. The global stocks that experienced positive returns during 2002 were more speculative than the manager generally pursues.

The manager found some isolated pockets of growth this year in the Emerging Markets. However, the downdraft in the United Kingdom and Continental Europe resulted in lower returns for a number of stocks. Asia, specifically Japan, continued to suffer through 2002 and posted disappointing returns for the year.

Fund performance was lowered by technology holdings as the global economic slowdown caused stocks like BAE Systems and Vodafone to trade downward.

Oechsle is looking forward to a slow but steady recovery in the global markets and expects an earnings-based recovery as corporate profitability begins to rebound. As a slow assembly of a solid economic recovery begins to take shape, the portfolio will hold those stocks that will significantly benefit from such a recovery.

CONCLUSION
Recent markets have been the most difficult in a generation. Long-term investors have found their patience strained as the markets have been highly volatile and asset values have trended lower.

You can be confident that your investment in the Horace Mann Mutual Funds is being managed with a long-term focus. Though the markets will have their ups and downs, you can be assured our disciplined investment strategy remains in place.

By keeping focus on the long-term horizon, we seek to provide investment returns to help you achieve your financial objectives. Thank you again for giving us the opportunity to serve your financial needs.

Sincerely,

/s/ Michael P. O'Keeffe                         /s/ Thomas M. Goodrum, Jr.
---------------------------------               --------------------------------
Michael P. O'Keeffe, CFA                        Thomas M. Goodrum, Jr., CFA
Managing Director                               Managing Director
Wilshire Associates Incorporated                Wilshire Associates Incorporated

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HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        THE EQUITY FUND AND A STOCK INDEX

               --------------------------------------------------
                                   EQUITY FUND
               --------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
               --------------------------------------------------
                      1 year         5 years        10 years
               --------------------------------------------------
                     -19.43%          -5.04%          7.53%
               --------------------------------------------------


                           [LINE CHART APPEARS HERE]


               EQUITY        S&P                        EQUITY         S&P
                FUND        500(1)                       FUND         500(1)
                ----       --------                       ----       --------
31-Dec-92     $10,000     $10,768.06      31-Mar-98     $29,679     $30,835.01
31-Mar-93     $11,674     $11,230.55      30-Jun-98     $28,147     $31,856.48
30-Jun-93     $12,022     $11,288.33      30-Sep-98     $25,052     $28,714.99
30-Sep-93     $12,486     $11,578.15      31-Dec-98     $28,593     $34,838.03
31-Dec-93     $12,893     $11,846.08      31-Mar-99     $27,759     $36,562.51
31-Mar-94     $12,594     $11,394.18      30-Jun-99     $30,508     $39,107.26
30-Jun-94     $12,874     $11,441.83      30-Sep-99     $26,937     $36,690.43
30-Sep-94     $13,445     $12,005.18      31-Dec-99     $27,868     $42,149.97
31-Dec-94     $12,892     $12,002.13      31-Mar-00     $26,864     $43,178.43
31-Mar-95     $13,897     $13,170.62      30-Jun-00     $25,872     $41,965.12
30-Jun-95     $15,019     $14,423.16      30-Sep-00     $26,698     $41,566.45
30-Sep-95     $15,951     $15,571.33      31-Dec-00     $26,575     $38,303.48
31-Dec-95     $17,048     $16,499.25      31-Mar-01     $24,850     $33,764.52
31-Mar-96     $18,372     $17,396.09      30-Jun-01     $26,382     $35,743.12
30-Jun-96     $18,967     $18,181.47      30-Sep-01     $23,268     $30,492.46
30-Sep-96     $19,656     $18,737.71      31-Dec-01     $25,457     $33,751.70
31-Dec-96     $21,517     $20,306.32      31-Mar-02     $25,990     $33,843.44
31-Mar-97     $21,617     $20,835.50      30-Jun-02     $23,064     $29,310.38
30-Jun-97     $24,451     $24,466.19      30-Sep-02     $18,901     $24,245.61
30-Sep-97     $26,851     $26,305.32      31-Dec-02     $20,512     $26,248.49
31-Dec-97     $26,563     $27,057.23


         Past performance is not predictive of future performance. Annuity contract fees are not reflected in Equity Fund returns.

     (1) Stock: S&P 500, Standard and Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks. The rate of return shown above for the unmanaged index has no expenses.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   THE BALANCED FUND AND A STOCK/BOND INDICES

               -------------------------------------------------
                                  BALANCED FUND
               -------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
               -------------------------------------------------
                    1 year           5 years        10 years
               -------------------------------------------------
                    -8.27%           -0.01%           8.05%
               -------------------------------------------------


                           [LINE CHART APPEARS HERE]

            BALANCED                     S&P                    BALANCED                     S&P
              FUND        BOND(1)       500(1)                    FUND        BOND(1)       500(1)
              ----        -------      --------                   ----        -------      --------
31-Dec-92    $10,000    $10,752.38    $10,768.06    31-Mar-98    $23,460    $23,415.64    $30,835.01
31-Mar-93    $11,345    $11,200.00    $11,230.55    30-Jun-98    $22,869    $24,099.99    $31,856.48
30-Jun-93    $11,640    $11,331.22    $11,288.33    30-Sep-98    $21,544    $23,081.48    $28,714.99
30-Sep-93    $12,007    $11,607.81    $11,578.15    31-Dec-98    $23,375    $26,065.67    $34,838.03
31-Dec-93    $12,274    $11,776.74    $11,846.08    31-Mar-99    $23,041    $26,786.64    $36,562.51
31-Mar-94    $11,995    $11,411.55    $11,394.18    30-Jun-99    $24,328    $27,810.97    $39,107.26
30-Jun-94    $12,127    $11,412.78    $11,441.83    30-Sep-99    $22,609    $26,855.38    $36,690.43
30-Sep-94    $12,501    $11,787.29    $12,005.18    31-Dec-99    $23,114    $29,240.14    $42,149.97
31-Dec-94    $12,160    $11,780.23    $12,002.13    31-Mar-00    $22,753    $29,926.70    $43,178.43
31-Mar-95    $12,964    $12,674.57    $13,170.62    30-Jun-00    $22,365    $29,629.23    $41,965.12
30-Jun-95    $13,854    $13,651.09    $14,423.16    30-Sep-00    $23,007    $29,818.26    $41,566.45
30-Sep-95    $14,522    $14,393.03    $15,571.33    31-Dec-00    $23,330    $28,915.96    $38,303.48
31-Dec-95    $15,342    $15,109.74    $16,499.25    31-Mar-01    $22,718    $27,210.13    $33,764.52
31-Mar-96    $16,114    $15,552.46    $17,396.09    30-Jun-01    $23,636    $28,227.59    $35,743.12
30-Jun-96    $16,474    $16,012.67    $18,181.47    30-Sep-01    $22,314    $26,260.74    $30,492.46
30-Sep-96    $16,980    $16,420.33    $18,737.71    31-Dec-01    $23,654    $27,948.76    $33,751.70
31-Dec-96    $18,237    $17,406.24    $20,306.32    31-Mar-02    $23,987    $28,004.80    $33,843.44
31-Mar-97    $18,334    $17,670.51    $20,835.50    30-Jun-02    $22,539    $26,168.07    $29,310.38
30-Jun-97    $20,134    $19,726.41    $24,466.19    30-Sep-02    $20,395    $23,934.60    $24,245.61
30-Sep-97    $21,733    $20,879.18    $26,305.32    31-Dec-02    $21,699    $25,272.76    $26,248.49
31-Dec-97    $21,708    $21,483.31    $27,057.23

         Past performance is not predictive of future performance.
         Annuity contract fees are not reflected in Balanced Fund returns.

     (1) Stock/Bond Indices: through April 30, 1997, S&P 500 Index and Lehman Intermediate Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury Bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Aggregate Bond Index thereafter. The rates of return shown above for the unmanaged indices have no expenses.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         THE INCOME FUND AND BOND INDEX

               -------------------------------------------------
                                   INCOME FUND
               -------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
               -------------------------------------------------
                     1 year         5 years        10 years
               -------------------------------------------------
                      9.20%          6.61%           7.31%
               -------------------------------------------------


                           [LINE CHART APPEARS HERE]

             INCOME                                INCOME
              FUND        BOND(1)                   FUND        BOND(1)
              ----        -------                   ----        -------
31-Dec-92    $10,000    $10,708.32    31-Mar-98    $14,982    $15,362.64
31-Mar-93    $11,083    $11,100.17    30-Jun-98    $15,355    $15,721.74
30-Jun-93    $11,290    $11,329.92    30-Sep-98    $15,887    $16,386.24
30-Sep-93    $11,529    $11,545.04    31-Dec-98    $15,888    $16,441.47
31-Dec-93    $11,558    $11,588.65    31-Mar-99    $15,924    $16,357.62
31-Mar-94    $11,293    $11,344.14    30-Jun-99    $15,624    $16,213.67
30-Jun-94    $11,213    $11,275.98    30-Sep-99    $15,696    $16,323.93
30-Sep-94    $11,301    $11,370.10    31-Dec-99    $15,639    $16,304.34
31-Dec-94    $11,284    $11,375.56    31-Mar-00    $15,766    $16,664.66
31-Mar-95    $11,773    $11,901.33    30-Jun-00    $15,958    $16,952.96
30-Jun-95    $12,318    $12,503.25    30-Sep-00    $16,329    $17,464.94
30-Sep-95    $12,544    $12,725.13    31-Dec-00    $17,029    $18,200.22
31-Dec-95    $12,960    $13,165.30    31-Mar-01    $17,579    $18,751.68
31-Mar-96    $12,860    $13,070.81    30-Jun-01    $17,688    $18,856.36
30-Jun-96    $12,900    $13,159.51    30-Sep-01    $18,376    $19,726.65
30-Sep-96    $13,110    $13,403.68    31-Dec-01    $18,542    $19,733.91
31-Dec-96    $13,434    $13,749.47    31-Mar-02    $18,602    $19,752.38
31-Mar-97    $13,424    $13,743.50    30-Jun-02    $19,010    $20,482.17
30-Jun-97    $13,868    $14,222.05    30-Sep-02    $19,704    $21,420.65
30-Sep-97    $14,345    $14,696.23    31-Dec-02    $20,247    $21,760.36
31-Dec-97    $14,700    $15,129.18

         Past performance is not predictive of future performance. Annuity contract fees are not reflected in Income Fund returns.

     (1) Bond Index: through April 30, 1997, Lehman Intermediate
Government/Corporate Bond Index, an unmanaged index consisting of U.S. Treasury bonds, U.S. agency bonds and investment grade corporate bonds with intermediate maturities. Lehman Aggregate Bond Index thereafter. The rate of return shown above for the unmanaged index has no expenses.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            THE SHORT-TERM INVESTMENT FUND AND A TREASURY BILL INDEX

               -------------------------------------------------
                           SHORT-TERM INVESTMENT FUND
               -------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
               -------------------------------------------------
                     1 year         5 years        10 years
               -------------------------------------------------
                      1.72%          4.48%           4.75%
               -------------------------------------------------


                           [LINE CHART APPEARS HERE]


               SHORT-                                SHORT-
               TERM      TREASURY                    TERM      TREASURY
            INVESTMENT     BILL                   INVESTMENT     BILL
               FUND      INDEX(1)                    FUND      INDEX(1)
               ----      --------                    ----      --------
31-Dec-92    $10,000    $10,388.74    31-Mar-98    $12,946    $13,363.04
31-Mar-93    $10,401    $10,472.07    30-Jun-98    $13,100    $13,542.91
30-Jun-93    $10,473    $10,551.85    30-Sep-98    $13,266    $13,734.75
30-Sep-93    $10,535    $10,638.61    31-Dec-98    $13,414    $13,890.53
31-Dec-93    $10,601    $10,725.02    31-Mar-99    $13,548    $14,044.72
31-Mar-94    $10,685    $10,804.58    30-Jun-99    $13,710    $14,203.42
30-Jun-94    $10,770    $10,910.81    30-Sep-99    $13,884    $14,359.66
30-Sep-94    $10,875    $11,034.57    31-Dec-99    $14,053    $14,521.93
31-Dec-94    $11,013    $11,179.75    31-Mar-00    $14,238    $14,725.23
31-Mar-95    $11,155    $11,346.03    30-Jun-00    $14,423    $14,949.06
30-Jun-95    $11,297    $11,522.80    30-Sep-00    $14,636    $15,174.79
30-Sep-95    $11,439    $11,689.52    31-Dec-00    $14,870    $15,422.14
31-Dec-95    $11,580    $11,864.56    31-Mar-01    $15,125    $15,655.01
31-Mar-96    $11,719    $12,013.48    30-Jun-01    $15,290    $15,830.35
30-Jun-96    $11,847    $12,172.76    30-Sep-01    $15,545    $16,001.31
30-Sep-96    $11,998    $12,340.29    31-Dec-01    $15,638    $16,102.33
31-Dec-96    $12,162    $12,500.16    31-Mar-02    $15,716    $16,172.17
31-Mar-97    $12,307    $12,664.63    30-Jun-02    $15,809    $16,247.98
30-Jun-97    $12,465    $12,841.48    30-Sep-02    $15,855    $16,320.98
30-Sep-97    $12,622    $13,018.21    31-Dec-02    $15,907    $16,389.25
31-Dec-97    $12,780    $13,185.56


         Past performance is not predictive of future performance.
         Annuity contract fees are not reflected in Short-Term Investment Fund returns.

     (1) Treasury Bill Index: An unmanaged index consisting of U.S.
Treasury bills with 90-day maturities. The rate of return shown above for the unmanaged index has no expenses.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                   THE SMALL CAP GROWTH FUND AND A STOCK INDEX

              ----------------------------------------------------
                       SMALL CAP GROWTH FUND TOTAL RETURN
              ----------------------------------------------------
                   1 year         5 years     Since inception(2)
              ----------------------------------------------------
                  -38.93%         -7.05%           -3.53%
              ----------------------------------------------------


                           [LINE CHART APPEARS HERE]


               SMALL                                 SMALL
                CAP       RUSSELL                     CAP      RUSSELL
              GROWTH       2000                     GROWTH      2000
               FUND      GROWTH(1)                   FUND      GROWTH(1)
               ----      --------                    ----      --------
10-Mar-97    $10,000                  31-Mar-00    $25,064    $18,566.58
31-Mar-97    $ 9,040    $ 9,294.00    30-Jun-00    $22,818    $17,196.37
30-Jun-97    $10,550    $10,925.09    30-Sep-00    $22,936    $16,513.67
30-Sep-97    $12,740    $12,772.94    31-Dec-00    $18,935    $13,177.91
31-Dec-97    $11,700    $11,726.59    31-Mar-01    $14,603    $11,173.55
31-Mar-98    $12,850    $13,119.93    30-Jun-01    $15,205    $13,198.20
30-Jun-98    $12,360    $12,365.18    30-Sep-01    $10,808    $ 9,492.14
30-Sep-98    $10,040    $ 9,601.02    31-Dec-01    $13,291    $11,975.80
31-Dec-98    $12,380    $11,871.31    31-Mar-02    $12,339    $11,741.13
31-Mar-99    $12,810    $11,671.88    30-Jun-02    $ 9,943    $ 9,898.32
30-Jun-99    $13,540    $13,393.48    30-Sep-02    $ 7,734    $ 7,768.35
30-Sep-99    $14,680    $12,735.86    31-Dec-02    $ 8,117    $ 8,351.70
31-Dec-99    $21,238    $16,988.36


         Past performance is not predictive of future performance. Annuity contract fees are not reflected in the Small Cap Growth Fund returns.

     (1) Stock Index: Russell 2000 Growth, an unmanaged index composed of those Russell 2000 Growth securities with a greater-than-average growth orientation. The Russell 2000 Growth return shown above reflects the reinvestment of dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions or other expenses of investing.

     (2) Since inception refers to its inception of investment operations March 10, 1997.


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                THE INTERNATIONAL EQUITY FUND AND AN EQUITY INDEX

              ----------------------------------------------------
                     INTERNATIONAL EQUITY FUND TOTAL RETURN
              ----------------------------------------------------
                   1 year        5 years     Since inception(2)
              ----------------------------------------------------
                  -20.99%         -2.81%          -1.84%
              ----------------------------------------------------


                           [LINE CHART APPEARS HERE]


           INTERNATIONAL   MSCI                  INTERNATIONAL   MSCI
              EQUITY       EAFE                     EQUITY       EAFE
               FUND      INDEX(1)                    FUND      INDEX(1)
               ----      --------                    ----      --------
10-Mar-97    $10,000                  31-Mar-00    $18,570    $15,789.01
31-Mar-97    $ 9,750    $10,036.00    30-Jun-00    $17,364    $15,163.76
30-Jun-97    $10,540    $11,338.10    30-Sep-00    $15,656    $13,941.56
30-Sep-97    $10,820    $11,258.12    31-Dec-00    $15,423    $13,566.54
31-Dec-97    $10,352    $10,375.86    31-Mar-01    $13,002    $11,706.56
31-Mar-98    $11,733    $11,902.24    30-Jun-01    $12,905    $11,583.65
30-Jun-98    $12,378    $12,028.21    30-Sep-01    $11,057    $ 9,961.93
30-Sep-98    $10,705    $10,317.57    31-Dec-01    $11,360    $10,656.47
31-Dec-98    $12,314    $12,447.82    31-Mar-02    $11,446    $10,710.65
31-Mar-99    $12,558    $12,620.84    30-Jun-02    $10,895    $10,483.63
30-Jun-99    $13,289    $12,941.41    30-Sep-02    $ 8,474    $ 8,414.81
30-Sep-99    $14,548    $13,509.54    31-Dec-02    $ 8,975    $ 8,958.23
31-Dec-99    $18,698    $15,804.81


         Past performance is not predictive of future performance.
         Annuity contract fees are not reflected in the International Equity Fund returns.

     (1) Equity Index: MSCI EAFE Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia and the Far East. The rate of return shown above for the unmanaged index has no expenses. The index reflects performance from February 28, 1997 through December 31, 2002.

     (2) Since inception refers to its inception of investment operations March 10, 1997.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 THE SOCIALLY RESPONSIBLE FUND AND STOCK INDICES

              ----------------------------------------------------
                     SOCIALLY RESPONSIBLE FUND TOTAL RETURN
              ----------------------------------------------------
                   1 year        5 years     Since inception(2)
              ----------------------------------------------------
                  -13.48%         0.76%          4.31%
              ----------------------------------------------------


                           [LINE CHART APPEARS HERE]

             SOCIALLY                  RUSSELL                   SOCIALLY                  RUSSELL
           RESPONSIBLE     S&P           1000                  RESPONSIBLE     S&P           1000
              FUND        500(1)       VALUE(1)                   FUND        500(1)       VALUE(1)
              ----        ------       --------                   ----        ------       --------
10-Mar-97    $10,000                                31-Mar-00    $14,669    $19,510.69    $15,517.85
31-Mar-97    $ 9,380    $ 9,414.77    $ 9,439.86    30-Jun-00    $14,478    $18,962.44    $14,790.06
30-Jun-97    $10,970    $11,055.34    $10,831.30    30-Sep-00    $15,210    $18,782.29    $15,952.56
30-Sep-97    $12,040    $11,886.37    $11,910.09    31-Dec-00    $15,936    $17,307.88    $16,526.85
31-Dec-97    $12,308    $12,226.13    $12,442.47    31-Mar-01    $14,761    $15,256.90    $15,558.38
31-Mar-98    $13,935    $13,933.17    $13,892.02    30-Jun-01    $15,179    $16,150.95    $16,317.63
30-Jun-98    $13,661    $14,394.73    $13,954.54    30-Sep-01    $13,733    $13,778.38    $14,529.22
30-Sep-98    $12,013    $12,975.21    $12,337.21    31-Dec-01    $14,772    $15,251.11    $15,601.47
31-Dec-98    $13,514    $15,741.98    $14,386.42    31-Mar-02    $15,432    $15,292.56    $16,239.57
31-Mar-99    $13,670    $16,521.21    $14,593.58    30-Jun-02    $14,146    $13,244.24    $14,855.96
30-Jun-99    $15,189    $17,671.08    $16,238.28    30-Sep-02    $11,586    $10,955.67    $12,066.01
30-Sep-99    $13,462    $16,579.01    $14,646.93    31-Dec-02    $12,780    $11,879.23    $13,178.50
31-Dec-99    $14,648    $19,045.97    $15,443.72


         Past performance is not predictive of future performance.
         Annuity contract fees are not reflected in the Socially Responsible Fund returns.

     (1) Stock Indices: S&P 500, Standard & Poor's 500 Composite Index, an unmanaged index consisting of 500 stocks and the Russell 1000 Value Index, an unmanaged index consisting of 1000 stocks. The rate of return shown above for the unmanaged blend of indices have no expenses.

     (2) Since inception refers to its inception of investment operations March 10, 1997.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT
DECEMBER 31,2002

HORACE MANN MUTUAL FUNDS
EQUITY FUND
BALANCED FUND
INCOME FUND
SHORT-TERM INVESTMENT FUND
SMALL CAP GROWTH FUND
INTERNATIONAL EQUITY FUND
SOCIALLY RESPONSIBLE FUND

BOARD OF TRUSTEES
A. Thomas Arisman                       Richard D. Lang
Roger A. Formisano                      Harriet A. Russell
A. L. Gallop                            George J. Zock, Chairman
Richard A. Holt

OFFICERS OF THE FUNDS
CHRISTOPHER M. FEHR                     LINDA L. SACCO
PRESIDENT                               ASSISTANT SECRETARY

BRET A. CONKLIN                         ELIZABETH E. ARTHUR
CONTROLLER                              ANTI-MONEY LAUNDERING COMPLIANCE OFFICER
ANN M. CAPARROS'                        DIANE M. BARNETT
SECRETARY AND                           TAX COMPLIANCE OFFICER
ETHICS COMPLIANCE OFFICER

------------------------------------    ------------------------------------
ADMINISTRATOR                           INVESTMENT SUBADVISERS
HORACE MANN INVESTORS, INC.             BERNSTEIN INVESTMENT RESEARCH AND
1 Horace Mann Plaza                     MANAGEMENT UNIT OF ALLIANCE CAPITAL
Springfield, IL 62715                   MANAGEMENT, L.P.
                                        767 Fifth Avenue
INVESTMENT ADVISER                      New York, NY 10153
WILSHIRE ASSOCIATES INCORPORATED
1299 Ocean Avenue                       BLACKROCK FINANCIAL MANAGEMENT, INC.
Santa Monica, CA 90401-1085             345 Park Avenue
                                        New York, NY 10154-0010
CUSTODIAN
STATE STREET BANK AND TRUST COMPANY     MAZAMA CAPITAL MANAGEMENT
801 Pennsylvania Avenue                 One SouthWest Columbia
Kansas City, MO 64105                   Suite 1860
                                        Portland, OR 97258
INDEPENDENT AUDITORS
                                        MELLON EQUITY ASSOCIATES, LLP
KPMG LLP                                500 Grant Street, Suite 4200
303 East Wacker Drive                   Pittsburgh, PA 15258
Chicago, IL 60601
                                        OECHSLE INTERNATIONAL ADVISORS, LLC
                                        One International Place
                                        Boston, MA 02110

                                        WELLINGTON MANAGEMENT COMPANY, LLP
                                        75 State Street
                                        Boston, MA 02109

                                        WESTERN ASSET MANAGEMENT COMPANY
                                        117 E. Colorado Blvd., Suite 600
                                        Pasadena, CA 91105

                                        WESTERN ASSET MANAGEMENT LIMITED
                                        155 Bishopsgate, London
                                        EC2M 3XG

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


FINANCIAL HIGHLIGHTS

DECEMBER 31, 2002

PER SHARE DATA

                                                                                             LESS DISTRIBUTION FROM:

              NET ASSET                                    TOTAL INCOME
YEAR              VALUE            NET     NET REALIZED     (LOSS) FROM           NET         NET
ENDED         BEGINNING     INVESTMENT   AND UNREALIZED      INVESTMENT    INVESTMENT    REALIZED             TOTAL
12/31         OF PERIOD      INCOME(1)   GAIN (LOSS)(1)   OPERATIONS(1)        INCOME       GAINS     DISTRIBUTIONS
EQUITY FUND(6)
-------------------------------------------------------------------------------------------------------------------
2002          $   19.57       $   0.21       $  (4.01)       $  (3.80)       $   0.21       $  --          $   0.21
2001              20.65           0.21          (1.08)          (0.87)           0.21          --              0.21
2000              21.92           0.21          (1.23)          (1.02)           0.25          --              0.25
1999              24.34           0.26          (0.91)          (0.65)           0.25           1.52           1.77
1998              25.66           0.41           1.51            1.92            0.41           2.83           3.24

BALANCED FUND(6, 7)
-------------------------------------------------------------------------------------------------------------------
2002          $   16.34       $   0.43       $  (1.79)       $  (1.36)       $   0.46       $  --          $   0.46
2001              16.76           0.65          (0.41)           0.24            0.66          --              0.66
2000              17.27           0.58          (0.42)           0.16            0.67          --              0.67
1999              18.90           0.62          (0.84)          (0.22)           0.63           0.78           1.41
1998              19.82           0.73           0.77            1.50            0.74           1.68           2.42

INCOME FUND(5)
-------------------------------------------------------------------------------------------------------------------
2002          $   12.30       $   0.69       $   0.42        $   1.11        $   0.57       $   0.41       $   0.98
2001              12.39           0.78           0.33            1.11            0.85           0.35           1.20
2000              12.24           0.82           0.27            1.09            0.94          --              0.94
1999              13.24           0.76          (0.97)          (0.21)           0.79          --              0.79
1998              13.00           0.78           0.27            1.05            0.69           0.12           0.81

(1) The "Net Investment Income" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

                     See notes to the financial statements.
14

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT



    RATIO/SUPPLEMENTAL
    DATA

                                                                                                  RATIO TO AVERAGE NET
                                                                                                ASSETS BEFORE WAIVED &
                                                                                                   REIMBURSED EXPENSES
                                                         RATIO OF        RATIO OF
      NET ASSET                       NET ASSETS         EXPENSES      NET INCOME      PORTFOLIO                   RATIO OF NET
      VALUE END            TOTAL   END OF PERIOD       TO AVERAGE      TO AVERAGE       TURNOVER        RATIO OF     INVESTMENT
      OF PERIOD      RETURN(2,3)  (IN THOUSANDS)    NET ASSETS(4)   NET ASSETS(4)           RATE        EXPENSES         INCOME
     --------------------------------------------------------------------------------------------------------------------------
     $    15.56         (19.43)%       $449,559             0.82%          1.13%           35.83%          0.86%          1.09%
          19.57          (4.21)         600,016             0.82           1.04            38.13           0.87           0.99
          20.65          (4.64)         667,731             0.82           1.05           116.56           0.87           0.98
          21.92          (2.54)         625,133             0.73           1.09           205.70           0.79           1.04
          24.34           7.64          670,731             0.51           1.57            59.63          --             --


     --------------------------------------------------------------------------------------------------------------------------
     $    14.52          (8.27)%       $240,562             0.04%          2.77%           13.20%          0.04%          2.77%
          16.34           1.39          292,176             0.05           3.79             9.81           0.05           3.79
          16.76           0.93          314,728             0.06           3.38           120.51           0.07           3.37
          17.27          (1.11)         402,539             0.75           3.30           155.53           0.77           3.28
          18.90           7.68          427,920             0.50           3.60            63.69          --             --


     --------------------------------------------------------------------------------------------------------------------------
     $    12.43           9.20%        $114,935             0.85%          5.41%          315.70%          0.90%          5.36%
          12.30           8.88          126,045             0.81           5.96           348.18           0.88           5.89
          12.39           8.89          137,184             0.88           7.02           422.38           0.92           6.98
          12.24          (1.57)          13,175             0.99           5.83            33.09           1.03           5.79
          13.24           8.09           13,959             0.88           5.85            46.60          --             --

(4) Ratios of Expenses and Net Income to Average Net Assets do not reflect commissions credits and earnings credits on cash balances.

(5) Certain expenses for the Income Fund were assumed or waived by Horace Mann Investors, Inc. for years ending December 31, 1999 through 2002.

(6) Certain expenses for the Equity and Balanced Funds were assumed or waived by Horace Mann Investors, Inc. for the years ending December 31, 1999 through 2002.

(7) Effective January 19, 2000, the Balanced Fund began operating under a "fund of funds" structure. The ratio of expenses does not include expenses of the underlying funds.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


FINANCIAL HIGHLIGHTS (CONCLUDED)

DECEMBER 31, 2002

PER SHARE DATA

                                                                                 LESS DISTRIBUTION
                                                                                       FROM:
YEAR
ENDED
12/31                                               NET           TOTAL
                                               REALIZED          INCOME
              NET ASSET             NET             AND          (LOSS)
                  VALUE      INVESTMENT      UNREALIZED            FROM            NET            NET
              BEGINNING          INCOME            GAIN      INVESTMENT     INVESTMENT       REALIZED          TOTAL
              OF PERIOD       (LOSS)(1)       (LOSS)(1)    OPERATIONS(1)        INCOME          GAINS  DISTRIBUTIONS
SHORT-TERM
INVESTMENT FUND(4)
--------------------------------------------------------------------------------------------------------------------
2002          $   10.08       $   0.18        $  (0.01)       $   0.17        $   0.16       $  --          $   0.16
2001               9.92           0.39            0.12            0.51            0.33           0.02           0.35
2000               9.89           0.57            0.01            0.58            0.55          --              0.55
1999               9.98           0.47            0.01            0.48            0.56           0.01           0.57
1998               9.99           0.49            0.01            0.50            0.51          --              0.51


SMALL CAP
GROWTH FUND(5)
--------------------------------------------------------------------------------------------------------------------
2002          $   12.15       $  (0.15)       $  (4.57)       $  (4.72)       $  --          $  --          $  --
2001              17.31          (0.12)          (5.04)          (5.16)          --             --             --
2000              19.76          (0.12)          (2.03)          (2.15)          --              0.30           0.30
1999              12.38          (0.15)           8.96            8.81           --              1.43           1.43
1998              11.70          (0.07)           0.75            0.68           --             --             --

INTERNATIONAL
EQUITY FUND(5)
--------------------------------------------------------------------------------------------------------------------
2002          $   10.52       $  (0.01)       $  (2.21)       $  (2.22)       $  --          $  --          $  --
2001              14.27          --              (3.75)          (3.75)          --             --             --
2000              17.52           0.03           (3.10)          (3.07)          --              0.18           0.18
1999              12.13           0.08            6.18            6.26            0.03           0.84           0.87
1998              10.27           0.11            1.84            1.95            0.09          --              0.09

SOCIALLY
RESPONSIBLE FUND(5)
--------------------------------------------------------------------------------------------------------------------
2002          $   12.75       $   0.16        $  (1.88)       $  (1.72)       $   0.16       $  --          $   0.16
2001              14.11           0.14           (1.17)          (1.03)           0.14           0.19           0.33
2000              13.81           0.13            1.07            1.20            0.14           0.76           0.90
1999              12.99           0.17            0.91            1.08            0.14           0.12           0.26
1998              12.10           0.27            0.91            1.18            0.17           0.12           0.29

(1) The "Net Investment Income (Loss)" per share and the "Net Realized and Unrealized Gain (Loss)" per share represent a proportionate share respective to the increase in net assets as presented in the Statement of Operations and are calculated using the average outstanding share balance for the year. Distributions from "Net Investment Income" and "Net Realized Gains" are based on actual outstanding shares on the ex-date.

(2) The total return is determined by the ratio of ending net asset value to beginning net asset value, adjusted for reinvestment of dividends from net investment income and net realized capital gains.

(3) If you are an annuity contract owner, the above total return does not reflect expenses that apply to the separate account or related policies. The inclusion of these charges would reduce the total return figures for all periods shown.

                     See notes to the financial statements.
16

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT



                     RATIO/SUPPLEMENTAL DATA
                                                                                                RATIO TO AVERAGE NET
                                                                                               ASSETS BEFORE WAIVED &
                                                                                                REIMBURSED EXPENSES
                                                  RATIO OF       RATIO OF                                       RATIO OF
NET ASSET                     NET ASSETS          EXPENSES     NET INCOME        PORTFOLIO                           NET
VALUE END           TOTAL  END OF PERIOD        TO AVERAGE     TO AVERAGE         TURNOVER       RATIO OF     INVESTMENT
OF PERIOD     RETURN(2,3)  (IN THOUSANDS)    NET ASSETS(6)  NET ASSETS(6)             RATE       EXPENSES         INCOME
-------------------------------------------------------------------------------------------------------------------------
$   10.09           1.72%        $ 4,183             0.33%          1.76%             0.00%          1.16%          0.93%
    10.08           5.17           2,796             0.33           4.20              0.00           1.36           3.17
     9.92           5.81           1,982             0.49           5.62              0.00           1.81           4.30
     9.89           4.77           1,743             0.32           4.71              0.00           1.90           3.13
     9.98           4.97           1,331             0.69           4.78              0.00           2.59           2.88

-------------------------------------------------------------------------------------------------------------------------
$    7.43         (38.93)%       $34,768             1.66%         (1.61)%          234.03%          1.82%         (1.77)%
    12.15         (29.81)         58,437             1.54           1.14            318.83           1.71           1.31
    17.31         (10.84)         83,597             1.50          (0.57)           233.11           1.67          (0.74)
    19.76          71.55          60,497             1.50          (1.03)           172.20           1.64          (1.17)
    12.38           5.81          28,655             1.11          (0.59)           168.31           1.75          (1.23)

-------------------------------------------------------------------------------------------------------------------------
$    8.30         (20.99)%       $26,286             1.58%         (0.08)%          139.45%          1.62%         (0.12)%
    10.52         (26.35)         33,544             1.53           0.00            103.42           1.54          (0.01)
    14.27         (17.51)         42,689             1.47           0.18             69.30           1.51           0.14
    17.52          51.83          26,403             1.30           0.53             77.74           1.69           0.14
    12.13          18.95          10,311             1.03           0.99             57.71           2.06          (0.04)

-------------------------------------------------------------------------------------------------------------------------
$   10.87         (13.48)%       $58,960             0.99%          1.35%            27.34%          1.19%          1.15%
    12.75          (7.30)         71,644             1.04           1.05            141.96           1.20           0.89
    14.11           8.79          76,011             1.07           0.96             99.11           1.20           0.83
    13.81           8.39          59,533             1.00           1.28             60.46           1.12           1.16
    12.99           9.80          35,564             0.64           2.10             41.63           1.12           1.62

(4) Certain expenses for the Short-Term Investment Fund were assumed or waived by Horace Mann Investors, Inc. through December 31, 2002.

(5) Certain expenses for the Small Cap Growth, International Equity and Socially Responsible Funds were assumed or waived by Horace Mann Investors, Inc. since their inception, March 10, 1997 through December 31, 2001.

(6) Ratios of Expenses and Net Income to Average Net Assets do not reflect earnings credits on cash balances.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


                              STATEMENT OF INVESTMENTS
                              EQUITY FUND
                              DECEMBER 31, 2002

Cash & Other
Net Assets 1.1%
Common & Preferred
   Stock 98.9%
[PIE CHART APPEARS HERE]


                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  AEROSPACE 1.52%
                              Boeing Co.                                           43,300            $ 1,428
                              Goodrich Corp.                                       28,000                513
                              Lockheed Martin Corp.                                13,400                774
                              Northrop Grumman Corp.                               11,700              1,135
                              Raytheon Co.                                         31,000                953
                              Rockwell Collins, Inc.                               22,600                526
                              United Technologies Corp.                            24,400              1,511
                              ------------------------------------------------------------------------------
                                                                                                       6,840
                              AUTOMOTIVE 1.40%
                              Cooper Tire & Rubber Co.                             31,800                488
                              Dana Corp.                                           82,200                967
                              General Motors Corp.                                 33,500              1,235
                              Genuine Parts Co.                                    56,600              1,743
                              Goodyear Tire & Rubber Co.                           31,500                215
                              Lear Corp.*                                          30,200              1,005
                              Magna International, Inc. - A                        11,400                640
                              ------------------------------------------------------------------------------
                                                                                                       6,293
                              BANKS & FINANCIAL SERVICES 21.34%
                              AmSouth Bancorporation                               83,800              1,609
                              Bank of America Corp.                               159,700             11,110
                              Bank One Corp.                                      185,200              6,769
                              Bear Stearns Companies, Inc.                         20,600              1,224
                              Capital One Financial Corp.                          12,200                363
                              Charter One Financial, Inc.                          67,315              1,934
                              Citigroup, Inc.                                     384,681             13,537
                              Commerce Bancshares, Inc.                            18,375                722
                              Countrywide Financial Corp.                          25,900              1,338
                              Federal Home Loan Mortgage Corp.                     48,000              2,834
                              Federal National Mortgage Association                63,300              4,072
                              First Tennessee National Corp.                       27,400                985
                              FleetBoston Financial Corp.                          83,401              2,026
                              Golden West Financial Corp.                          23,600              1,695
                              Goldman Sachs Group, Inc.                            18,500              1,260
                              Greenpoint Financial Corp.                           22,300              1,007
                              Hibernia Corp. - A                                   35,100                676
                              Household International, Inc.                        24,200                673
                              J.P. Morgan Chase & Co.                             118,240              2,838
                              KeyCorp                                             157,200              3,952
                              Lehman Brothers Holdings, Inc.                       23,500              1,252
                              Marshall & Ilsley Corp.                              20,400                559
                              MBNA Corp.                                           74,100              1,409
                              Merrill Lynch & Company, Inc.                        91,200              3,461
                              Morgan Stanley Dean Witter & Co.                     54,700              2,184
                              National City Corp.                                  73,300              2,003
                              North Fork Bancorporation                            20,600                695
                              Regions Financial Corp.                              48,500              1,618
                              Southtrust Corp.                                     36,900                915
                              State Street Corp.                                   16,900                659
                              U.S. Bancorp                                        146,611              3,111
                              Union Planters Corp.                                103,200              2,904
                              Wachovia Corp.                                      194,600              7,091
                              Washington Mutual, Inc.                              94,600              3,267
                              Wells Fargo & Co.                                    80,600              3,778
                              Zions Bancorporation                                  9,900                390
                              ------------------------------------------------------------------------------
                                                                                                      95,920

18                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              EQUITY FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  BUSINESS MACHINES 3.15%
(CONTINUED)                   Dell Computer Corp.*                                 18,000            $   482
                              Hewlett-Packard Co.                                 365,016              6,337
                              International Business Machines Corp.                71,400              5,533
                              Lexmark International, Inc. - A*                      6,600                399
                              Storage Technology Corp.*                            28,700                615
                              Xerox Corp.*                                         96,700                778
                              ------------------------------------------------------------------------------
                                                                                                      14,144
                              BUSINESS SERVICES 1.31%
                              Accenture Ltd. - A*                                  85,000              1,529
                              Applied Biosystems Group                             31,600                554
                              Automatic Data Processing, Inc.                      38,600              1,515
                              Electronic Data Systems Corp.                        31,300                577
                              ITT Educational Services, Inc.*                      27,800                655
                              Omnicom Group, Inc.                                  16,300              1,053
                              ------------------------------------------------------------------------------
                                                                                                       5,883
                              CHEMICALS 3.03%
                              Air Products & Chemicals, Inc.                       12,200                522
                              Cabot Corp.                                          27,500                730
                              Dow Chemical Co.                                     77,998              2,317
                              Du Pont (E.I.) de Nemours & Co.                      96,300              4,083
                              Eastman Chemical Co.                                 32,700              1,202
                              FMC Corp.*                                           17,200                470
                              H.B. Fuller Co.                                      19,500                505
                              Lubrizol Corp.                                       22,400                683
                              PPG Industries, Inc.                                 15,900                797
                              Praxair, Inc.                                        21,000              1,213
                              Sherwin-Williams Co.                                 38,500              1,088
                              ------------------------------------------------------------------------------
                                                                                                      13,610
                              COMMUNICATION EQUIPMENT & SERVICES 5.37%
                              AT&T Corp.                                           36,600                956
                              AT&T Wireless Services, Inc.*                       172,600                975
                              BellSouth Corp.                                      94,500              2,445
                              Corning, Inc.*                                      207,000                685
                              Garmin Ltd.*                                         17,300                507
                              Level 3 Communications, Inc.*                        73,200                359
                              Nextel Communications, Inc. - A*                     53,400                608
                              Nokia Corp. (ADR)                                    30,800                477
                              Nortel Networks Corp.*                              969,500              1,561
                              Qwest Communications International, Inc.*           294,500              1,472
                              SBC Communications, Inc.                            212,300              5,755
                              Scientific-Atlanta, Inc.                             28,000                332
                              Sprint Corp.                                        129,800              1,880
                              Symbol Technologies, Inc.                            40,100                330
                              Tellabs, Inc.*                                      130,000                940
                              Verizon Communications, Inc.                        125,358              4,858
                              ------------------------------------------------------------------------------
                                                                                                      24,140
                              COMPUTER SOFTWARE & SERVICES 5.05%
                              Adaptec, Inc.*                                       34,600                195
                              Check Point Software Technologies Ltd.*               9,900                128
                              Cisco Systems, Inc.*                                291,800              3,820
                              Convergys Corp.*                                     39,800                603
                              Electronic Arts, Inc.*                                5,400                269
                              EMC Corp.*                                           64,700                397
                              First Data Corp.                                     17,000                602
                              GTECH Holdings Corp.*                                20,500                571
                              IMS Health, Inc.                                     29,500                472

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          19

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              EQUITY FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES               (000)
============================================================================================================
COMMON STOCK                  Ingram Micro, Inc. - A*                              66,300            $   819
(CONTINUED)                   Microsoft Corp.*                                    218,500             11,299
                              Oracle Corp.*                                       179,600              1,940
                              PeopleSoft, Inc.*                                    41,900                766
                              Quantum Corp.*                                       95,300                254
                              Tech Data Corp.*                                     21,400                577
                              ------------------------------------------------------------------------------
                                                                                                      22,712
                              CONSTRUCTION 0.46%
                              Centex Corp.                                         15,000                753
                              KB Home                                              18,600                797
                              Lennar Corp.                                         10,200                526
                              ------------------------------------------------------------------------------
                                                                                                       2,076
                              CONSUMER PRODUCTS 4.23%
                              Archer Daniels Midland Co.                           99,400              1,233
                              ConAgra Foods, Inc.                                  78,300              1,958
                              Crown Cork & Seal Company, Inc.*                     54,300                432
                              Fortune Brands, Inc.                                 38,900              1,809
                              Gillette Co. (The)                                   59,800              1,816
                              Masco Corp.                                          54,300              1,143
                              Newell Rubbermaid, Inc.                              11,900                360
                              Owens-Illinois, Inc.*                                61,500                897
                              Pactiv Corp.*                                        34,400                752
                              Philip Morris Companies, Inc.                       138,200              5,601
                              Procter & Gamble Co. (The)                           30,500              2,621
                              York International Corp.                             15,500                396
                              ------------------------------------------------------------------------------
                                                                                                      19,018
                              ELECTRONIC EQUIPMENT & SERVICES 2.76%
                              American Power Conversion Corp.*                     31,200                473
                              Arrow Electronics, Inc.*                             40,300                515
                              Avnet, Inc.                                          47,900                519
                              Cooper Industries, Inc. - A                          30,000              1,093
                              Integrated Circuit Systems, Inc.*                    27,700                505
                              Intel Corp.                                         252,800              3,934
                              ITT Industries, Inc.                                 11,600                704
                              Jabil Circuit, Inc.*                                 22,200                398
                              Maxim Integrated Products, Inc.*                      7,800                258
                              Motorola, Inc.                                       98,800                855
                              Qlogic Corp.*                                        17,800                613
                              Rockwell Automation, Inc.                            22,500                466
                              Solectron Corp.*                                    100,800                358
                              Texas Instruments, Inc.                              65,200                979
                              Thermo Electron Corp.*                               17,100                344
                              Thomas & Betts Corp.*                                23,700                401
                              ------------------------------------------------------------------------------
                                                                                                      12,415
                              ENERGY 7.06%
                              Amerada Hess Corp.                                    9,900                545
                              Anadarko Petroleum Corp.                             16,000                766
                              Ashland, Inc.                                        17,700                505
                              ChevronTexaco Corp.                                 114,088              7,585
                              ConocoPhillips                                       95,900              4,641
                              Devon Energy Corp.                                   17,200                789
                              Equitable Resources, Inc.                             8,700                305
                              Exxon Corp.                                         261,700              9,144
                              FMC Technologies, Inc.*                              27,669                565
                              Halliburton Co.                                      13,700                256
                              Marathon Oil Corp.                                   29,800                634

20                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              EQUITY FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES               (000)
============================================================================================================
COMMON STOCK                  Noble Drilling Corp.*                                24,100            $   847
(CONTINUED)                   Occidental Petroleum Corp.                           50,000              1,422
                              Schlumberger Ltd.                                    37,800              1,591
                              Transocean, Inc.                                     26,800                622
                              Valero Energy Corp.                                  27,300              1,008
                              Varco International, Inc.*                           30,000                522
                              ------------------------------------------------------------------------------
                                                                                                      31,747
                              FOOD & BEVERAGE 2.29%
                              Coca-Cola Co.                                        30,100              1,319
                              Darden Restaurants, Inc.                             42,150                862
                              Fresh Del Monte Produce, Inc.                        15,700                297
                              General Mills, Inc.                                  40,600              1,906
                              Kraft Foods, Inc. - A                                10,000                389
                              McDonald's Corp.                                     68,100              1,095
                              PepsiCo, Inc.                                        74,200              3,133
                              Sara Lee Corp.                                       12,500                281
                              Tyson Foods, Inc. - A                                88,600                994
                              ------------------------------------------------------------------------------
                                                                                                      10,276
                              HEALTH CARE & PHARMACEUTICALS 8.62%
                              Abbott Laboratories                                 144,400              5,776
                              Amgen, Inc.*                                         31,100              1,504
                              Baxter International, Inc.                           28,800                806
                              Bristol-Myers Squibb Co.                             22,400                519
                              Eli Lilly & Co.                                      45,900              2,915
                              Genzyme General Division*                            46,000              1,360
                              Guidant Corp.*                                       22,100                682
                              HCA-Healthcare Co.                                   31,600              1,311
                              Johnson & Johnson                                    57,100              3,067
                              Merck & Company, Inc.                                66,400              3,759
                              Pfizer, Inc.                                        250,650              7,662
                              Pharmacia Corp.                                      82,848              3,463
                              Schering-Plough Corp.                               114,800              2,549
                              Tenet Healthcare Corp.*                              14,900                244
                              Wyeth                                                83,600              3,127
                              ------------------------------------------------------------------------------
                                                                                                      38,744
                              INSURANCE 7.40%
                              Aetna, Inc.                                          20,200                831
                              AMBAC Financial Group, Inc.                          12,000                675
                              American International Group, Inc.                  166,125              9,610
                              Aon Corp.                                            49,700                939
                              Berkshire Hathaway, Inc. - A*                            33              2,401
                              Chubb Corp.                                          31,300              1,634
                              CIGNA Corp.                                          26,200              1,077
                              Hartford Financial Services Group, Inc.              23,100              1,049
                              Health Net, Inc.*                                    51,100              1,349
                              Humana, Inc.*                                        66,200                662
                              Marsh & McLennan Companies, Inc.                     37,600              1,737
                              MBIA, Inc.                                           39,200              1,719
                              MetLife, Inc.                                        32,900                890
                              MGIC Investment Corp.                                22,500                929
                              Old Republic International Corp.                     25,000                700
                              Oxford Health Plans, Inc.*                           21,600                787
                              Radian Group, Inc.                                   34,500              1,282
                              RenaissanceRe Holdings Ltd.                          14,700                582
                              Torchmark Corp.                                      66,700              2,437

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          21

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              EQUITY FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES               (000)
============================================================================================================
COMMON STOCK                  Travelers Property Casualty Corp. - A*                3,191            $    47
(CONTINUED)                   Travelers Property Casualty Corp. - B*               99,156              1,453
                              XL Capital Ltd. - A                                   6,400                494
                              ------------------------------------------------------------------------------
                                                                                                      33,284
                              MANUFACTURING (DIVERSIFIED) 4.52%
                              3M Co.                                               10,900              1,344
                              Bemis Co., Inc.                                      13,000                645
                              Black & Decker Corp.                                 23,400              1,004
                              Caterpillar, Inc.                                    40,900              1,870
                              General Electric Co.                                352,200              8,576
                              Harley-Davidson, Inc.                                 9,500                439
                              Honeywell International, Inc.                        38,500                924
                              Illinois Tool Works, Inc.                            15,000                973
                              Leggett & Platt, Inc.                                80,100              1,797
                              Parker-Hannifin Corp.                                19,800                913
                              SPX Corp.*                                           10,800                404
                              Whirlpool Corp.                                      27,300              1,426
                              ------------------------------------------------------------------------------
                                                                                                      20,315
                              MEDIA & MEDIA SERVICES 4.27%
                              AOL-Time Warner, Inc.*                              254,200              3,330
                              Clear Channel Communications, Inc.*                  27,300              1,018
                              Comcast Corp. - A Special*                           85,900              1,940
                              Comcast Corp. - A*                                   26,688                629
                              Entercom Communications Corp.*                        8,100                380
                              Fox Entertainment Group, Inc. - A*                   42,900              1,112
                              Gannett Company, Inc.                                40,600              2,915
                              Hispanic Broadcasting Corp.*                         37,500                771
                              Readers Digest Association, Inc.                     23,700                358
                              Tribune Co.                                          20,200                919
                              USA Interactive*                                     31,400                717
                              Viacom, Inc. - B*                                    76,781              3,130
                              Walt Disney                                          64,500              1,052
                              Westwood One, Inc.*                                  25,200                941
                              ------------------------------------------------------------------------------
                                                                                                      19,212
                              METALS & MINING 0.55%
                              Alcoa, Inc.                                          76,600              1,745
                              United States Steel Corp.                            56,200                737
                              ------------------------------------------------------------------------------
                                                                                                       2,482
                              PAPER & FOREST PRODUCTS 2.17%
                              Georgia-Pacific Corp.                                46,047                744
                              International Paper Co.                              53,712              1,878
                              Kimberly-Clark Corp.                                 38,300              1,818
                              MeadWestvaco Corp.                                   68,967              1,704
                              Rayonier, Inc.                                        9,400                425
                              Smurfit-Stone Container Corp.*                       89,100              1,370
                              Sonoco Products Co.                                  33,800                775
                              Temple-Inland, Inc.                                  22,900              1,026
                              ------------------------------------------------------------------------------
                                                                                                       9,740
                              RAILROAD & SHIPPING 1.77%
                              Burlington Northern Santa Fe Corp.                   73,300              1,907
                              CSX Corp.                                            61,700              1,747
                              Norfolk Southern Corp.                               90,400              1,807
                              Union Pacific Corp.                                  41,700              2,497
                              ------------------------------------------------------------------------------
                                                                                                       7,958

22                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              EQUITY FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES               (000)
============================================================================================================
COMMON STOCK                  RETAIL & APPAREL 5.50%
(CONCLUDED)                   Coach, Inc.*                                         14,800            $   487
                              Costco Wholesale Corp.*                              29,100                817
                              CVS Corp.                                            65,100              1,626
                              Federated Department Stores, Inc.*                   58,400              1,680
                              Home Depot, Inc.                                    110,600              2,650
                              Kohl's Corp.*                                         7,300                408
                              Limited Brands, Inc.                                 49,500                690
                              May Department Stores Co. (The)                      66,400              1,526
                              Nike, Inc. - B                                       32,800              1,459
                              Ross Stores, Inc.                                    20,500                869
                              Safeway, Inc.*                                       98,900              2,310
                              Sears, Roebuck and Co.                               44,900              1,075
                              SuperValu, Inc.                                      57,200                944
                              VF Corp.                                             48,400              1,745
                              Wal-Mart Stores, Inc.                               110,300              5,571
                              Winn Dixie Stores, Inc.                              58,300                890
                              ------------------------------------------------------------------------------
                                                                                                      24,747
                              TRANSPORTATION 0.59%
                              FedEx Corp.*                                         21,800              1,182
                              United Parcel Service, Inc. - B                      23,200              1,463
                              ------------------------------------------------------------------------------
                                                                                                       2,645
                              UTILITIES 4.14%
                              Allegheny Energy, Inc.                               36,800                278
                              Ameren Corp.                                         46,200              1,921
                              American Electric Power, Inc.                        56,220              1,536
                              Cinergy Corp.                                        54,100              1,824
                              Consolidated Edison, Inc.                            22,000                942
                              Constellation Energy Group, Inc.                     28,600                796
                              DTE Energy Co.                                       10,700                496
                              Entergy Corp.                                        28,300              1,290
                              Exelon Corp.                                         32,700              1,726
                              FPL Group, Inc.                                      12,300                740
                              Pepco Holdings, Inc.                                 32,400                628
                              Pinnacle West Capital Corp.                          17,500                597
                              PPL Corp.                                            57,900              2,008
                              Public Service Enterprise Group                      24,600                790
                              Reliant Resources, Inc.*                             62,400                200
                              Sempra Energy                                        33,200                785
                              Wisconsin Energy Corp.                               82,400              2,076
                              ------------------------------------------------------------------------------
                                                                                                      18,633
                              WASTE MANAGEMENT 0.41%
                              Republic Services, Inc.*                             27,000                566
                              Waste Management, Inc.                               55,500              1,272
                              ------------------------------------------------------------------------------
                                                                                                       1,838
                              TOTAL COMMON STOCK 98.91%                                              444,672
                              (Cost $522,530)
                              ==============================================================================

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          23

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


                              STATEMENT OF INVESTMENTS (CONCLUDED)
                              EQUITY FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
SHORT-TERM                    Paribas - Repurchase Agreement dated
INVESTMENTS                   12/31/02 (secured by $2,920,
                              US Treasury Note, 2.75%, 10/31/03)         1.10%      01/02/03       $ 2,875           $ 2,875

                              State Street Bank - Repurchase Agreement
                              dated 12/31/02 (secured by $348,
                              US Treasury Bond, 8.50%, 02/15/20)         0.60%      01/02/03           337               337

                              State Street Bank - Repurchase Agreement
                              dated 12/31/02 (secured by $986,
                              US Treasury Bond, 8.50%, 02/15/20)         0.60%      01/02/03           966               966
                              ----------------------------------------------------------------------------------------------
                              TOTAL SHORT-TERM INVESTMENTS 0.93%                                                       4,178
                              (Cost $4,178)
                              ==============================================================================================
                              TOTAL INVESTMENTS 99.84%                                                               448,850
                              (Cost $526,708)

                              CASH AND OTHER ASSETS IN
                              EXCESS OF LIABILITIES 0.16%                                                                709
                              ----------------------------------------------------------------------------------------------
                              NET ASSETS 100.00%                                                                    $449,559
                              ==============================================================================================

                              * Non-income producing during the year ended December 31, 2002 as this security did not pay dividends.









24                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


Cash and Other Net Assets 0.5%
Income Fund 39.8%
Equity Fund 59.7%
[PIE CHART APPEARS HERE]

                              STATEMENT OF INVESTMENTS
                              BALANCED FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES               (000)
============================================================================================================
INVESTMENTS                   Horace Mann Equity Fund*                          9,231,590          $ 143,643
                              Horace Mann Income Fund*                          7,696,189             95,664
                              ------------------------------------------------------------------------------
                              TOTAL INVESTMENTS 99.48%                                               239,307
                              (Cost $281,510)

                              CASH AND OTHER ASSETS IN
                              EXCESS OF LIABILITIES 0.52%                                              1,255
                              ------------------------------------------------------------------------------
                              NET ASSETS 100.00%                                                   $ 240,562
                              ==============================================================================
                              * Affiliated Funds





                              SEE NOTES TO THE FINANCIAL STATEMENTS.          25

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

US & Foreign Government &
Agency Obligations 49.5%
US & Foreign Corporate Bonds/Notes 46.4%
Cash & Other net Assets 4.1%
[PIE CHART APPEARS HERE]

                              STATEMENT OF INVESTMENTS
                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================================
COMMON STOCK                  FOOD & BEVERAGE 0.00%
                              Aurora Foods, Inc.*                                   1,771             $    1

                              TOTAL COMMON STOCK 0.00%                                                     1
                              (Cost $5)

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
U.S. AND FOREIGN              U.S.TREASURY BONDS/NOTES 7.56%
GOVERNMENT                    United States Treasury Bond-STRIP(a)       5.35%      08/15/25         $ 630             $ 191
AND AGENCY                    United States Treasury Bond-STRIP(a)       5.32%      11/15/27         1,760               477
OBLIGATIONS                   United States Treasury Bond-TIPS           3.63%      04/15/28           560               656
                              United States Treasury Bond-TIPS           3.88%      04/15/29         4,885             5,974
                              United States Treasury Bond                6.13%      08/15/29           300               352
                              United States Treasury Bond                5.38%      02/15/31           510               556
                              United States Treasury Bond-TIPS           3.38%      04/15/32           419               483
                              ----------------------------------------------------------------------------------------------
                                                                                                                       8,689
                              U.S.GOVERNMENT AGENCIES 0.27%
                              Federal Home Loan Banks                    5.93%      04/09/08           100               113
                              Federal National Mortgage Association      6.32%      03/16/09           150               159
                              Federal National Mortgage Association      5.38%      11/15/11            40                43
                              ----------------------------------------------------------------------------------------------
                                                                                                                         202
                              COLLATERALIZED MORTGAGE OBLIGATION 0.46%
                              Federal National Mortgage Association      6.02%      09/25/28           518               526

                              MORTGAGE-BACKED SECURITIES 28.68%
                              (U.S.GOVERNMENT AGENCIES)
                              FNMA Pool # 001466                         8.75%      02/01/10            64                67
                              FNMA Pool # 313839                         6.50%      11/01/12           254               269
                              FNMA Pool # 291765                         8.00%      08/01/14            69                76
                              FNMA Pool # 291947                         8.00%      08/01/14            62                66
                              FNMA Pool # 288481                         8.50%      09/01/14            86                94
                              FNMA Pool # 286320                         8.00%      10/01/14             6                 7
                              FNMA Pool # 302622                         8.50%      01/01/15            12                13
                              FNMA Pool # 250282                         8.50%      03/01/15            68                74
                              FNMA Pool # 040741                         8.00%      01/01/17            14                16
                              FNMA Pool # 046122                         7.75%      04/01/17            43                47
                              FNMA Pool # 251818                         6.00%      06/01/18           529               553
                              FNMA Pool # 440735                         6.00%      12/01/18            73                77
                              FNMA Pool # 481440                         6.00%      01/01/19            81                85
                              FNMA Pool # 323871                         7.00%      08/01/19           139               147
                              FNMA Pool # 050650                         7.50%      10/01/22            86                93
                              FNMA Pool # 248213                         7.50%      07/01/23            45                48
                              FNMA Pool # 459795                         6.50%      06/01/29           703               733
                              FNMA Pool # 499946                         6.50%      07/01/29           646               673
                              FNMA Pool # 505278                         6.50%      07/01/29           602               627
                              FNMA Pool # 506602                         6.50%      07/01/29           574               598
                              FNMA Pool # 511876                         6.50%      08/01/29           522               544
                              FNMA Pool # 479549                         8.00%      08/01/29           240               259
                              FNMA Pool # 528054                         6.50%      02/01/30           245               256
                              FNMA Pool # 532701                         6.50%      03/01/30           460               479
                              FNMA Pool # 533526                         8.00%      03/01/30           281               303
                              FNMA Pool # 534065                         8.50%      03/01/30           142               153

26                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
U.S. AND FOREIGN              FNMA Pool # 532514                         7.00%      04/01/30     $     201            $  212
GOVERNMENT                    FNMA Pool # 533526                         7.50%      04/01/30           449               477
AND AGENCY                    FNMA Pool # 528068                         7.50%      04/01/30           376               400
OBLIGATIONS                   FNMA Pool # 528300                         7.50%      04/01/30           213               226
(CONTINUED)                   FNMA Pool # 528303                         7.50%      04/01/30            34                36
                              FNMA Pool # 253184                         8.00%      04/01/30           670               722
                              FNMA Pool # 539931                         7.00%      05/01/30           294               309
                              FNMA TBA(b)                                6.00%      12/01/99         4,700             4,857
                              FNMA TBA(b)                                6.50%      12/01/99           500               520
                              FNMA TBA(b)                                7.00%      12/01/99           400               421
                              FNMA TBA(b)                                5.50%      12/31/99           100               102
                              ----------------------------------------------------------------------------------------------
                                                                                                                      14,639
                              GNMA Pool # 001047                         9.50%      08/20/03             1                 1
                              GNMA Pool # 001065                         9.50%      09/20/03             3                 3
                              GNMA Pool # 001097                         9.50%      11/20/03             2                 2
                              GNMA Pool # 001263                         9.50%      09/20/04             1                 1
                              GNMA Pool # 009277                         8.25%      05/15/06            11                12
                              GNMA Pool # 037987                        11.50%      03/15/10             3                 3
                              GNMA Pool # 462428                         6.50%      12/15/12            47                50
                              GNMA Pool # 468711                         6.50%      02/15/13           125               133
                              GNMA Pool # 471267                         6.50%      05/15/13           148               157
                              GNMA Pool # 473566                         6.50%      05/15/13            78                82
                              GNMA Pool # 474007                         6.50%      08/15/13            74                79
                              GNMA Pool # 490679                         6.50%      10/15/13            66                70
                              GNMA Pool # 490339                         6.00%      02/15/14            39                42
                              GNMA Pool # 480547                         6.50%      02/15/14            96               102
                              GNMA Pool # 496550                         6.00%      03/15/14           105               112
                              GNMA Pool # 067223                        12.00%      03/15/14             0                 1
                              GNMA Pool # 121126                        12.00%      03/15/15             1                 1
                              GNMA Pool # 123992                        12.00%      03/15/15             1                 1
                              GNMA Pool # 129540                        12.00%      04/15/15             2                 2
                              GNMA Pool # 121873                        12.00%      06/15/15             2                 3
                              GNMA Pool # 128893                        12.00%      06/15/15             1                 2
                              GNMA Pool # 120458                        12.00%      07/15/15             2                 2
                              GNMA Pool # 143348                        12.00%      11/15/15            13                15
                              GNMA Pool # 205376                         9.50%      08/15/17             7                 8
                              GNMA Pool # 285789                         8.50%      01/15/20             6                 6
                              GNMA Pool # 297558                         8.50%      02/15/21            20                22
                              GNMA Pool # 302933                         8.50%      06/15/21            11                12
                              GNMA Pool # 310762                         8.50%      08/15/21             3                 4
                              GNMA Pool # 001828                         8.00%      05/20/22            39                43
                              GNMA Pool # 341672                         7.50%      01/15/23           196               211
                              GNMA Pool # 353245                         8.50%      04/15/23            13                14
                              GNMA Pool # 337404                         7.50%      05/15/23             5                 6
                              GNMA Pool # 348075                         7.50%      05/15/23           116               125
                              GNMA Pool # 348689                         7.50%      05/15/23            77                83
                              GNMA Pool # 354587                         7.50%      05/15/23             5                 6
                              GNMA Pool # 356357                         7.50%      05/15/23             7                 7
                              GNMA Pool # 348708                         7.50%      06/15/23            52                56
                              GNMA Pool # 350600                         7.50%      06/15/23            58                63
                              GNMA Pool # 354603                         7.50%      06/15/23            97               104
                              GNMA Pool # 355688                         7.50%      06/15/23             7                 8
                              GNMA Pool # 365786                         7.50%      08/15/23           134               144
                              GNMA Pool # 315834                         7.50%      09/15/23            30                33
                              GNMA Pool # 334720                         7.50%      09/15/23            45                48
                              GNMA Pool # 353144                         7.50%      09/15/23            40                43
                              GNMA Pool # 335289                         7.50%      11/15/23            43                47

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          27

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
U.S. AND FOREIGN              GNMA Pool # 370378                         7.50%      11/15/23     $     108            $  116
GOVERNMENT                    GNMA Pool # 376352                         7.50%      12/15/23            66                70
AND AGENCY                    GNMA Pool # 780598                         7.50%      12/15/23           554               595
OBLIGATIONS                   GNMA Pool # 462622                         6.50%      03/15/28            76                80
(CONTINUED)                   GNMA Pool # 443559                         6.50%      04/15/28           142               150
                              GNMA Pool # 462200                         6.50%      06/15/28           157               165
                              GNMA Pool # 423880                         6.50%      07/15/28            57                60
                              GNMA Pool # 468090                         6.50%      07/15/28            79                83
                              GNMA Pool # 482048                         6.50%      08/15/28            79                83
                              GNMA Pool # 484290                         6.50%      08/15/28            23                24
                              GNMA Pool # 466700                         6.50%      08/15/28            80                84
                              GNMA Pool # 486470                         6.50%      08/15/28           106               111
                              GNMA Pool # 482144                         7.00%      08/15/28            22                23
                              GNMA Pool # 486516                         6.50%      09/15/28            97               102
                              GNMA Pool # 469617                         6.50%      10/15/28            14                15
                              GNMA Pool # 505993                         7.50%      10/15/29            67                71
                              GNMA Pool # 508888                         7.50%      10/15/29           216               230
                              GNMA Pool # 502862                         7.50%      11/15/29            33                36
                              GNMA Pool # 530399                         7.50%      06/15/30           110               118
                              GNMA Pool # 781340                         6.50%      10/15/31           312               328
                              GNMA TBA(b)                                6.00%      12/15/99         7,630             7,935
                              GNMA TBA(b)                                6.50%      12/15/99         4,400             4,614
                              GNMA TBA(b)                                5.50%      12/31/99           200               205
                              ----------------------------------------------------------------------------------------------
                                                                                                                      17,267

                              Tennessee Valley Authority                 7.13%      05/01/30           850             1,056

                              FOREIGN GOVERNMENT AND AGENCY
                              SECURITIES 12.53%
                              Brazil (Republic of)                       2.63%      04/15/09           153               101
                              Brazil (Republic of)                      14.50%      10/15/09           100                83
                              Brazil (Republic of)                      12.00%      04/15/10           130                95
                              Brazil (Republic of)                       2.63%      04/15/12           260               140
                              Brazil (Republic of)                       3.13%      04/15/12            70                38
                              Brazil (Republic of)                       8.00%      04/15/14         1,164               762
                              Brazil (Republic of)                       8.00%      04/15/14           160               105
                              Brazil (Republic of)                      11.00%      08/17/40           279               174
                              Bulgaria (Republic of)                     8.25%      01/15/15           654               714
                              Colombia (Republic of)                    10.50%      07/09/10            80                84
                              Colombia (Republic of)                    11.75%      02/25/20           230               246
                              Germany (Republic of)                      5.25%      01/04/11         1,789             1,934
                              Germany (Republic of)                      5.00%      01/04/12         1,683             1,788
                              Germany (Republic of)                      5.50%      01/04/31         1,563             1,719
                              Italy (Republic of)                        6.00%      05/01/31         1,049             1,217
                              Mexico United Mexican States               8.38%      01/14/11           515               582
                              Mexico United Mexican States              11.50%      05/15/26         1,240             1,693
                              Panama (Republic of)                       9.63%      02/08/11            50                55
                              Panama (Republic of)                       9.38%      07/23/12           290               310
                              Panama (Republic of)                       5.00%      07/17/14             4                 3
                              Panama (Republic of)                      10.75%      05/15/20            60                67
                              Peru (Republic of)                         4.50%      03/07/17           554               430
                              Philippines (Republic of)                  9.88%      01/15/19           355               351
                              Philippines (Republic of)                 10.63%      03/16/25            10                10
                              Quebec-Hydro                               6.30%      05/11/11           330               376
                              Quebec Providence of Canada                7.13%      02/09/24           410               483
                              Quebec Providence of Canada                7.50%      09/15/29           340               424
                              Russian Federation                         8.25%      03/31/10           150               159
                              Russian Federation                         5.00%      03/31/30           330               261
                              ----------------------------------------------------------------------------------------------
                                                                                                                      14,404

28                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
U.S. AND FOREIGN              TOTAL U.S.AND FOREIGN GOVERNMENT
GOVERNMENT                    AND AGENCY OBLIGATIONS 49.50%                                                           56,896
AND AGENCY                    (Cost $52,898)
OBLIGATIONS
(CONCLUDED)
============================================================================================================================
U.S. AND FOREIGN              FINANCIAL 10.70%
CORPORATE                     Associates Corp. of North America          7.95%      02/15/10     $      55            $   64
BONDS/NOTES                   Banc One Corp.                             9.88%      03/01/09            75                97
                              Bank One Capital                           8.75%      09/01/30           400               503
                              Bear Stearns Companies, Inc.               2.15%      03/28/03           190               190
                              CIT Holdings Group, Inc.                   6.50%      02/07/06           500               527
                              Coventry Health Care, Inc.                 8.13%      02/15/12            42                44
                              Credit Suisse First Boston USA             5.75%      04/15/07           170               182
                              Credit Suisse First Boston USA             4.63%      01/15/08           180               182
                              Ford Motor Credit Co.                      7.38%      10/28/09           200               198
                              Ford Motor Credit Co.                      7.38%      02/01/11           790               768
                              General Electric Capital Corp.             8.85%      04/01/05           500               569
                              General Electric Capital Corp.             8.70%      05/21/07            50                60
                              General Motors Acceptance Corp.            6.13%      09/15/06           580               589
                              General Motors Acceptance Corp.            7.25%      03/02/11           375               382
                              Goldman Sachs Group, Inc.                  6.60%      01/15/12           850               939
                              Heller Financial, Inc.                     8.00%      06/15/05         1,000             1,127
                              Household Financial Corp.                  6.40%      06/17/08           250               267
                              Household Financial Corp.                  6.50%      11/15/08           463               498
                              Household Financial Corp.                  6.38%      11/27/12            50                52
                              J.P. Morgan Chase & Co.                    6.63%      03/15/12           460               499
                              J.P. Morgan Chase & Co.                    5.75%      01/02/13           180               182
                              Lehman Brothers Holdings, Inc.             8.25%      06/15/07           510               599
                              NCNB Corp.                                10.20%      07/15/15           774             1,090
                              SB Treasury Co.(c)(d)                      9.40%      12/29/49           580               570
                              UBS Preferred Funding Trust                8.62%      10/29/49           700               846
                              US Bankcorp                                3.95%      08/23/07           170               174
                              Western Oil Sands, Inc.                    8.38%      05/01/12            47                47
                              XL Capital Financial Europe, PLC           6.50%      01/15/12           460               499
                              Zurich Capital Trust Co.(d)                8.38%      06/01/37           600               552
                              ----------------------------------------------------------------------------------------------
                                                                                                                      12,296
                              INDUSTRIAL 18.46%
                              AGCO Corp.                                 9.50%      05/01/08            31                33
                              AK Steel Corp.(d)                          7.75%      06/15/12            11                11
                              American Axle & Manufacturing, Inc.        9.75%      03/01/09            48                51
                              American Greetings Corp.                   6.10%      08/01/28            11                10
                              American Standard, Inc.                    7.38%      04/15/05            52                54
                              American Standard, Inc.                    7.63%      02/15/10            50                53
                              Anadarko Financial Co.                     7.50%      05/01/31           620               737
                              Anheuser Busch Companies, Inc.             5.95%      01/15/33           200               210
                              Anheuser Busch Companies, Inc.             6.50%      05/01/42           250               282
                              AOL Time Warner, Inc.                      6.88%      05/01/12           240               253
                              AOL Time Warner, Inc.                      7.70%      05/01/32           380               396
                              Apache Corp.                               6.25%      04/15/12           160               179
                              ARMCO, Inc.                                9.00%      09/15/07           138               141
                              AT&T Corp.                                 6.50%      03/15/13           440               441
                              AT&T Corp.                                 8.00%      11/15/31           210               231
                              Avis Group Holdings, Inc.                 11.00%      05/01/09           123               135
                              Ball Corp.(d)                              6.88%      12/15/12            12                12
                              Beazer Homes USA, Inc.                     8.38%      04/15/12            34                35

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          29

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
U.S. AND FOREIGN              BellSouth Corp.                            6.88%      10/15/31     $     600            $  673
CORPORATE                     Bio-Rad Laboratories, Inc.                11.63%      02/15/07            81                90
BONDS/NOTES                   Bristol Myers Squibb Co.                   5.75%      10/01/11           270               288
(CONTINUED)                   Chancellor Media Corp.                     8.13%      12/15/07           132               137
                              Chancellor Media Corp.                     8.00%      11/01/08            25                27
                              ChevronTexaco Capital Corp.                3.50%      09/17/07           100               102
                              Columbia/HCA Healthcare Corp.              6.91%      06/15/05            20                21
                              Columbia/HCA Healthcare Corp.              7.25%      05/20/08            52                56
                              Conoco Funding Co.                         7.25%      10/15/31            70                82
                              Conoco Funding Co.                         6.35%      10/15/11           250               279
                              Conoco, Inc.                               6.95%      04/15/29           340               385
                              ConocoPhillips, Inc.(d)                    5.90%      10/15/32            50                50
                              ConocoPhillips, Inc.(d)                    4.75%      10/15/12           150               151
                              Constellation Brands, Inc.                 8.00%      02/15/08            88                92
                              CSC Holdings, Inc.                         7.25%      07/15/08            72                67
                              CSC Holdings, Inc.                         7.88%      02/15/18            16                14
                              CSC Holdings, Inc.                         7.63%      07/15/18             3                 3
                              Daimler Chrysler North America Holdings    7.40%      01/20/05           750               808
                              Delta Airlines, Inc.                       6.72%      01/02/23           140               148
                              Devon Financing Corp.                      6.88%      09/30/11           160               178
                              Du Pont (E.I.) de Nemours & Co.            8.13%      03/15/04            75                81
                              Echostar DBS Corp.                         9.38%      02/01/09           130               137
                              Echostar DBS Corp.                         9.13%      01/15/09            20                21
                              Electronic Data Systems Corp.              7.45%      10/15/29           650               605
                              Emmis Communications Corp.                 8.13%      03/15/09            25                26
                              FMC Corp.(d)                              10.25%      11/01/09            33                36
                              Ford Motor Co.                             8.90%      01/15/32           240               236
                              Forest Oil Corp.                           7.75%      05/01/14            70                71
                              Fuji JGB Investment, LLC(d)                9.87%      12/31/49           400               355
                              Georgia Gulf Corp.                        10.38%      11/01/07             5                 5
                              Georgia Pacific Corp.                      9.50%      12/01/11            20                20
                              Georgia Pacific Corp.                      8.88%      05/15/31             3                 3
                              Harrah's Operations, Inc.                  7.88%      12/15/05           115               122
                              Hasbro, Inc.                               5.60%      11/01/05            61                59
                              HCA/Healthcare Co.                         7.13%      06/01/06            40                42
                              HCA/Healthcare Co.                         8.75%      09/01/10            79                91
                              HEALTHSOUTH Corp.                          8.50%      02/01/08            23                20
                              HMH Properties, Inc.                       7.88%      08/01/08            50                49
                              HMH Properties, Inc.                       8.45%      12/01/08             8                 8
                              Host Marriott Corp.                        9.25%      10/01/07             4                 4
                              IBJ Preferred Capital Co., LLC(d)          8.79%      12/29/49           380               321
                              IMC Global, Inc.                          10.88%      06/01/08            37                40
                              Insight Midwest LP                        10.50%      11/01/10            64                62
                              Kansas City Southern RY Co.                9.50%      10/01/08            23                25
                              Kellogg Co.                                6.60%      04/01/11           190               214
                              L 3 Communications Corp.                   7.63%      06/15/12            66                68
                              Lamar Media Corp.(d)                       7.25%      01/01/13            25                25
                              Lear Corp.                                 7.96%      05/15/05             5                 5
                              Lear Corp.                                 8.11%      05/15/09            75                79
                              Lennar Corp.                               9.95%      05/01/10             8                 9
                              Liberty Media Corp.                        3.75%      02/15/30           200               103
                              Lockheed Martin Corp.                      8.50%      12/01/29           220               295
                              Macdermid, Inc.                            9.13%      07/15/11            42                45
                              Manor Care, Inc.                           7.50%      06/15/06            52                54
                              Manor Care, Inc.                           8.00%      03/01/08            69                73
                              MeadWestvaco Corp.                         6.85%      04/01/12           230               255
                              Mirage Resorts, Inc.                       6.63%      02/01/05            56                57

30                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
U.S. AND FOREIGN              Mohegan Tribal Gaming Authority            8.13%      01/01/06     $      10            $   11
CORPORATE                     Mohegan Tribal Gaming Authority            8.75%      01/01/09            42                44
BONDS/NOTES                   Mohegan Tribal Gaming Authority            8.00%      04/01/12             5                 5
(CONTINUED)                   Nabisco, Inc.                              7.55%      06/15/15           300               372
                              News America Holdings, Inc.                8.00%      10/17/16           600               675
                              News America Holdings, Inc.                7.30%      04/30/28           420               413
                              Nextel Communications, Inc.                9.75%      10/31/07           200               185
                              Norfolk Southern Corp.                     6.20%      04/15/09           600               663
                              Nortek, Inc.                               9.13%      09/01/07           100               103
                              Nortek, Inc.                               8.88%      08/01/08            69                71
                              Ocean Energy, Inc.                         8.38%      07/01/08            40                42
                              Omnicare, Inc.                             8.13%      03/15/11            93               100
                              P & L Coal Holdings Corp.                  9.63%      05/15/08           150               158
                              Packaging Papers, Inc.                     9.63%      04/01/09            50                54
                              Panamsat Corp.(d)                          8.50%      02/01/12            70                67
                              Park Place Entertainment Corp.             8.50%      11/15/06            22                23
                              Park Place Entertainment Corp.             9.38%      02/15/07            53                57
                              Parker & Parsley Petroleum Co.             8.88%      04/15/05             2                 2
                              Parker & Parsley Petroleum Co.             8.25%      08/15/07            20                21
                              Pepsi Bottling Group, Inc.                 7.00%      03/01/29           350               407
                              Philip Morris Companies, Inc.              7.20%      02/01/07           500               552
                              Philip Morris Companies, Inc.              7.50%      07/16/09           500               555
                              Pioneer National Resource Co.              9.63%      04/01/10            36                43
                              Pioneer National Resource Co.              7.50%      04/15/12            31                34
                              Premier Parks, Inc.(a)                    10.21%      04/01/08            14                14
                              Pulte Homes, Inc.                          7.88%      08/01/11            15                17
                              Raytheon Co.                               6.75%      08/15/07           220               244
                              Reynolds (RJ) Tobacco Holdings, Inc.       7.75%      05/15/06           800               872
                              Ryland Group, Inc.                         8.00%      08/15/06            54                56
                              Ryland Group, Inc.                         8.25%      04/01/08            10                10
                              Sanmina SCI Corp.(d)                      10.38%      01/15/10            10                10
                              Sara Lee Corp.                             6.25%      09/15/11           410               460
                              SBC Communications, Inc.                   5.88%      08/15/12           100               108
                              Schuler Homes                              9.38%      07/15/09            90                92
                              Smithfield Foods, Inc.                     8.00%      10/15/09            44                45
                              Sprint Capital Corp.                       6.13%      11/15/08           290               264
                              Sprint Capital Corp.                       7.63%      01/30/11            40                38
                              Sprint Capital Corp.                       8.38%      03/15/12           150               149
                              SPX Corp.                                  7.50%      01/01/13            25                25
                              Station Casinos, Inc.                      8.88%      12/01/08           150               156
                              Systems 2001 Asset Trust, LLC(d)           6.66%      09/15/13           579               624
                              Target Corp.                               5.88%      03/01/12           360               390
                              Terex Corp.                                8.88%      04/01/08           100                90
                              Tricon Global Restaurants, Inc.            7.45%      05/15/05            33                34
                              Tricon Global Restaurants, Inc.            8.50%      04/15/06             6                 6
                              Unilever Capital                           7.13%      11/01/10           280               330
                              Union Pacific Corp.                        6.65%      01/15/11           100               113
                              Union Pacific Corp.                        6.63%      02/01/29            70                77
                              Unisys Corp.                               7.25%      01/15/05            76                77
                              Ventras Realty Ltd.                        8.75%      05/01/09            20                21
                              Ventras Realty Ltd.                        9.00%      05/01/12            10                10
                              Verizon Global Funding Corp.(a)(e)         3.01%      05/15/21           650               375
                              Viacom, Inc.                               5.63%      08/15/12           160               171
                              Vintage Petroleum, Inc.                    9.00%      12/15/05             3                 3
                              Vintage Petroleum, Inc.                    7.88%      05/15/11            70                68
                              Vintage Petroleum, Inc.(d)                 8.25%      05/01/12            24                25

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          31

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
U.S. AND FOREIGN              Westport Resource Corp.(d)                 8.25%      11/01/11     $       6            $    6
CORPORATE                     Weyerhaeuser Co.                           6.75%      03/15/12           310               338
BONDS/NOTES                   Weyerhaeuser Co.                           7.38%      03/15/32           340               369
(CONTINUED)                   WorldCom, Inc.(f)                          8.25%      05/15/10           400                94
                              WorldCom, Inc.(f)                          7.50%      05/15/11           200                47
                              WorldCom, Inc.(f)                          8.25%      05/15/31           270                63
                              XTO Energy, Inc.                           7.50%      04/15/12            31                33
                              ----------------------------------------------------------------------------------------------
                                                                                                                      21,217
                              UTILITIES 4.60%
                              AES Corp.                                  9.50%      06/01/09            62                38
                              Allied Waste North America, Inc.           7.63%      01/01/06            72                72
                              Allied Waste North America, Inc.           8.88%      04/01/08           129               131
                              Bell Atlantic Financial Services           5.75%      04/01/03           420               423
                              Bell Atlantic Financial Services           4.25%      09/15/05           680               716
                              Calpine Corp.                              7.88%      04/01/08            75                32
                              Calpine Corp.                              8.50%      02/15/11           125                54
                              CMS Energy Corp.                           9.88%      10/15/07           201               191
                              Dominion Resources, Inc.                   5.13%      12/15/09            80                81
                              Dominion Resources, Inc.                   5.70%      09/17/12           110               114
                              Dynegy Holdings, Inc.                      8.75%      02/15/12           400               142
                              El Paso Corp.(a)(e)                        6.55%      02/28/21         1,050               326
                              El Paso Corp.                              7.80%      08/01/31           990               614
                              El Paso Corp.                              7.75%      01/15/32           200               124
                              First Energy Corp.                         6.45%      11/15/11           210               209
                              First Energy Corp.                         7.38%      11/15/31           370               359
                              Mirant Americas Generations LLC            9.13%      05/01/31           140                62
                              Oncor Electric Delivery Co.(d)             6.38%      01/15/15            50                51
                              Orion Power Holdings, Inc.                12.00%      05/01/10            53                38
                              Southern California Edison Co.             8.95%      11/03/03            12                12
                              Waste Management, Inc.                     6.88%      05/15/09           425               446
                              Waste Management, Inc.                     7.38%      05/15/29           500               517
                              Williams Companies, Inc.                   7.50%      01/15/31           100                63
                              Williams Companies, Inc.                   7.75%      06/15/31            80                50
                              Williams Companies, Inc.(d)                8.75%      03/15/32           440               288
                              WMX Technologies, Inc.                     7.00%      10/15/06           125               133
                              ----------------------------------------------------------------------------------------------
                                                                                                                       5,286
                              FOREIGN 2.91%
                              Alliance Atlantis Communications, Inc.    13.00%      12/15/09            20                22
                              British Sky Broadcasting Group             6.88%      02/23/09            77                79
                              Compagnie Generale De Geophysique         10.63%      11/15/07            53                47
                              Flextronics International Ltd.             9.88%      07/01/10            51                55
                              Fresenius Medical Care Capital Trust Pfd.  7.88%      02/12/08            70                69
                              PDVSA Finance Ltd.                         8.50%      11/16/12           300               237
                              Royal Bank Scotland Group PLC              8.82%      03/31/49           300               337
                              Spintab AB                                 5.75%      06/15/05           805               835
                              Teekay Shipping Corp.                      8.88%      07/15/11           117               120
                              Tembec Corp.                               8.50%      02/01/11            55                55
                              Tyco International Group                   2.37%      07/30/03            40                39
                              Tyco International Group                   5.88%      11/01/04            20                19
                              Tyco International Group                   6.13%      11/01/08            40                37
                              Tyco International Group                   6.13%      01/15/09            20                19
                              Tyco International Group                   6.75%      02/15/11            10                 9
                              Tyco International Group                   6.38%      10/15/11           430               402
                              Tyco International Group                   7.00%      06/15/28           418               368
                              Tyco International Group                   6.88%      01/15/29           672               591
                              ----------------------------------------------------------------------------------------------
                                                                                                                       3,340

32                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


                              STATEMENT OF INVESTMENTS (CONCLUDED)
                              INCOME FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
U.S. AND FOREIGN              CORPORATE ASSET AND MORTGAGE
CORPORATE                     BACKED SECURITIES 9.70%
BONDS/NOTES                   Capital Lease Funding Securitization(d)    7.35%      06/22/24     $     800            $  901
(CONCLUDED)                   Chase Funding Loan Acquisition             2.07%      12/25/15           255               255
                              Commercial Mortgage Asset Trust            6.59%      07/17/08         1,000             1,125
                              Conseco Financial Securitizations(g)       8.50%      03/01/33           900               285
                              Conseco Financial Securitizations          6.99%      07/01/32           500               438
                              Contimortgage Home Equity Loan             6.37%      02/25/26         1,201             1,231
                              Credit Suisse First Boston Mortgage        2.24%      03/25/32           567               566
                              Credit Suisse First Boston Mortgage        6.55%      01/17/35           675               760
                              Financing Corp. FICO Strip(a)              5.68%      04/05/19           130                52
                              FirstPlus Home Loan Owner Trust            7.58%      04/10/23           172               172
                              Green Tree Financial Corp.                 9.15%      01/15/18           100                91
                              Green Tree Financial Corp.                 7.45%      09/15/28         1,500             1,581
                              Green Tree Recreational Equipment          7.25%      03/15/29           151                16
                              Holmes Financing PLC                       2.17%      07/15/15           400               400
                              Household Home Equity Loan Trust           2.15%      05/20/31           585               584
                              Household Home Equity Loan Trust           2.21%      12/22/31           677               676
                              Salomon Brothers Mortgage Services, Inc.   2.33%      01/25/30           207               207
                              Salomon Brothers Mortgage Services, Inc.   2.14%      03/25/32         1,163             1,159
                              Security National Mortgage Loan Trust(d)   8.80%      04/25/24           600               648
                              ----------------------------------------------------------------------------------------------

                              TOTAL CORPORATE BONDS/NOTES 46.37%                                                      53,286
                              (Cost $51,387)

SHORT-TERM                    Merrill Lynch - Repurchase Agreement
INVESTMENT                    dated 12/31/02 (secured by $22,543,
                              FHLB 4.50%, 05/15/03)                      1.25%      01/02/03        22,100            22,100

                              TOTAL SHORT-TERM INVESTMENT 19.22%                                                      22,100
                              (Cost $22,100)
                              ==============================================================================================
                              TOTAL INVESTMENTS 115.09%                                                              132,283
                              (Cost $126,390)

                              FOREIGN CURRENCY 0.02%                                                                      19
                              Various Denominations
                              (Cost $18)

                              LIABILITIES IN EXCESS OF CASH
                                AND OTHER ASSETS (15.11)%                                                            (17,367)
                              ----------------------------------------------------------------------------------------------
                              NET ASSETS 100.00%                                                                    $114,935
                              ==============================================================================================

                              * Non-income producing during the year ended December 31, 2002 as this security did not pay dividends.
                              (a) The rate shown is the yield.
                              (b) Securities purchased on a when issued or delayed delivery basis. At December 31, 2002, these securities amounted to $18,654.
                              (c) Denotes a step bond: a zero coupon bond that converts to a fixed or variable rate at a future date. The rate reflects the security's yield to maturity at December 31, 2002.
                              (d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 2002, these securities amounted to $4,702.
                              (e) Debt obligation initially issued in a zero coupon form which converts to equity shares at a specified date.
                              (f) Currently non-income producing. For debt securities, security is in default of principal and/or interest payments.
                              (g) Illiquid


                              SEE NOTES TO THE FINANCIAL STATEMENTS.          33

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


Repurchase Agreements 47.8%
US & Foreign Corporate Securities 20.6%
US Government Agency Obligations 22.3%
Cash & Other net Assets 9.3%
[PIE CHART APPEARS HERE]


                              STATEMENT OF INVESTMENTS
                              SHORT-TERM INVESTMENT FUND

                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
                              American Honda Finance                     1.30%      01/29/03     $     100            $  100
U.S. AND FOREIGN              Bank One Corp.                             1.65%      03/17/03           200               200
CORPORATE                     Barclays US Funding Corp.                  1.32%      02/10/03           100               100
SECURITIES                    BMW U.S. Capital Corp.                     1.32%      01/21/03           100               100
                              Campbell Soup Co.                          4.75%      10/01/03            60                61
                              Nestle Finance France SA                   1.31%      01/21/03           100               100
                              Ontario Bond (Providence of)               7.38%      01/27/03           100               100
                              UBS Finance Inc.                           1.35%      01/07/03           100               100
                              ----------------------------------------------------------------------------------------------

                              TOTAL U.S.AND FOREIGN CORPORATE
                              SECURITIES 20.58% (Cost $861)                                                              861

============================================================================================================================
U.S. GOVERNMENT               FEDERAL FARM CREDIT BANK                   1.72%      06/17/03            40                40
AND AGENCY
OBLIGATIONS                   FEDERAL HOME LOAN MORTGAGE CORP.           1.30%      03/27/03           114               114

                                                                         4.50%      06/15/03           180               182

                              FEDERAL NATIONAL MORTGAGE ASSOCIATION      1.30%      03/26/03            75                75
                                                                         4.00%      08/15/03           220               224

                              UNITED STATES TREASURY BILLS               1.17%      02/27/03           100               100
                                                                         1.18%      03/06/03           100               100
                                                                         1.19%      04/24/03           100                99
                              ----------------------------------------------------------------------------------------------

                              TOTAL U.S.GOVERNMENT AND AGENCY
                              OBLIGATIONS 22.33% (Cost $928)                                                             934

============================================================================================================================
REPURCHASE                    Lehman Brothers - Repurchase Agreement dated
AGREEMENTS                    12/31/02 (secured by $1,019, Resolution
                              Funding Strip, 4.65%, 10/15/13)            1.20%      01/02/03         1,000             1,000

                              Merrill Lynch - Repurchase Agreement dated
                              12/31/02 (secured by $1,006, Tennessee
                              Valley Authority, 8.25%, 04/15/42)         1.25%      01/02/03         1,000             1,000

                              TOTAL REPURCHASE AGREEMENTS 47.81%                                                       2,000
                              (Cost $2,000)

                              TOTAL INVESTMENTS 90.72%                                                                 3,795
                              (Cost $3,789)

                              CASH AND OTHER ASSETS IN
                              EXCESS OF LIABILITIES 9.28%                                                                388
                              ----------------------------------------------------------------------------------------------
                              NET ASSETS 100.00%                                                                      $4,183
                              ==============================================================================================






34                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


Common Stock 98.1%
Cash & Other net Assets 1.9%
[PIE CHART APPEARS HERE]

                              STATEMENT OF INVESTMENTS
                              SMALL CAP GROWTH FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  AEROSPACE 1.17%
                              FLIR Systems, Inc.*                                   3,400            $   166
                              Integrated Defense Technologies, Inc.*               16,600                241
                              ------------------------------------------------------------------------------
                                                                                                         407
                              AUTOMOTIVE 0.35%
                              Oshkosh Truck Corp.                                   2,000                123

                              BANKS & FINANCIAL SERVICES 4.38%
                              BankAtlantic Bancorp, Inc. - A                        4,700                 44
                              E*TRADE Group*                                      174,000                846
                              Friedman, Billings, Ramsey Group*                    16,100                151
                              InterCept, Inc.*                                     13,200                223
                              NetBank, Inc.*                                        2,900                 28
                              Saxon Capital, Inc.*                                  3,600                 45
                              Silicon Valley Bancshares*                            9,700                177
                              Umpqua Holdings Corp.                                   500                  9
                              ------------------------------------------------------------------------------
                                                                                                       1,523
                              BIOTECHNOLOGY 15.55%
                              Abgenix, Inc.*                                       41,207                304
                              Alkermes, Inc.*                                      71,100                446
                              Amylin Pharmaceuticals, Inc.*                         9,800                158
                              AVI BioPharma, Inc.*                                 11,700                 56
                              Cell Genesys, Inc.*                                  34,428                384
                              Cima Labs, Inc.*                                      1,400                 34
                              Corixa Corp.*                                        24,600                157
                              Cubist Pharmaceuticals, Inc.*                        63,200                519
                              Dendreon Corp.*                                      29,400                156
                              Diversa Corp.*                                        1,400                 13
                              Edwards Lifesciences Corp.*                          14,200                362
                              Gene Logic, Inc.*                                     1,700                 11
                              Genta, Inc.*                                         28,700                220
                              Incyte Genomics, Inc.*                               26,700                120
                              Integra LifeSciences Holdings Corp.*                  6,600                116
                              Inveresk Research Group*                              2,000                 43
                              ISIS Pharmaceuticals, Inc.*                          47,400                311
                              La Jolla Pharmaceutical Co.*                         29,700                193
                              Lexicon Genetics, Inc.*                              21,300                100
                              Martek Biosciences Corp.*                             2,000                 50
                              Medicis Pharmaceutical Corp. - A*                     5,300                263
                              Neose Technologies, Inc.*                             4,200                 36
                              Paradigm Genetics, Inc.*                            111,000                 32
                              Pharmaceutical Product Development, Inc.*             7,100                208
                              Pharmaceutical Resources, Inc.*                       8,900                265
                              Taro Pharmaceutical Industries Ltd. - A*              8,500                320
                              Telik, Inc.*                                         13,100                153
                              Third Wave Technologies, Inc.*                       48,600                131
                              Tularik, Inc.*                                       34,400                248
                              ------------------------------------------------------------------------------
                                                                                                       5,409
                              BUSINESS SERVICES 7.52%
                              AMN Healthcare Services, Inc.*                       11,700                198
                              Cross Country, Inc.*                                 12,700                176

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          35

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              SMALL CAP GROWTH FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  DoubleClick, Inc.*                                   82,300            $   466
(CONTINUED)                   Forrester Research, Inc.*                            14,500                225
                              Gartner, Inc. - A*                                   12,100                111
                              Global Payments, Inc.                                 1,100                 35
                              Heidrick & Struggles International,  Inc.*            7,300                107
                              InVision Technologies, Inc.*                          5,800                153
                              Jacobs Engineering Group*                             5,700                203
                              MPS Group*                                           37,300                207
                              On Assignment, Inc.*                                 10,300                 88
                              Resources Connection, Inc.*                           8,200                190
                              Tetra Tech, Inc.*                                    27,000                327
                              Watson Wyatt & Co. - A*                               6,000                130
                              ------------------------------------------------------------------------------
                                                                                                       2,616
                              CAPITAL GOODS 2.90%
                              Alliant Techsystems, Inc.*                            3,700                231
                              Herley Industries, Inc.*                              7,400                128
                              Insituform Technologies, Inc. - A*                   15,300                261
                              Kennametal, Inc.                                      5,700                197
                              National-Oilwell, Inc.*                               8,800                192
                              ------------------------------------------------------------------------------
                                                                                                       1,009
                              CHEMICALS 1.88%
                              Agrium, Inc.                                          7,400                 84
                              Airgas, Inc.*                                        19,100                329
                              IMC Global, Inc.                                      6,000                 64
                              Symyx Technologies, Inc.*                            14,200                178
                              ------------------------------------------------------------------------------
                                                                                                         655
                              COMMUNICATION EQUIPMENT & SERVICES 4.09%
                              Anaren Microwave, Inc.*                              10,300                 90
                              Comverse Technology, Inc.*                           13,300                133
                              Extreme Networks, Inc.*                              23,400                 76
                              Foundry Networks, Inc.*                               5,000                 35
                              Polycom, Inc.*                                       85,000                808
                              Powerwave Technologies, Inc.*                        28,000                151
                              Sycamore Networks, Inc.*                             44,200                128
                              ------------------------------------------------------------------------------
                                                                                                       1,421
                              COMPUTER HARDWARE & PERIPHERALS 1.47%
                              Identix, Inc.*                                       61,600                317
                              Immersion Corp.*                                     75,888                 88
                              MCSi, Inc.*                                          10,100                 48
                              Pinnacle Systems, Inc.*                               4,200                 57
                              ------------------------------------------------------------------------------
                                                                                                         510
                              COMPUTER SOFTWARE & SERVICES 15.67%
                              Advent Software, Inc.*                                5,000                 68
                              Autodesk, Inc.                                        7,400                106
                              Checkfree Corp.*                                     31,700                505
                              Computer Network Technology Corp.*                   22,500                159
                              Corillian Corp.*                                     94,994                 85
                              Digimarc Corp.*                                      66,900                759
                              Digital Insight Corp.*                               27,000                235

36                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              SMALL CAP GROWTH FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  Echelon Corp.*                                        1,500            $    17
(CONTINUED)                   FileNET Corp.*                                        9,800                120
                              Hyperion Solutions Corp.*                             3,700                 95
                              J.D. Edwards & Co.*                                   7,100                 80
                              Jack Henry & Associates, Inc.                        15,100                182
                              Keane, Inc.*                                          9,900                 89
                              Lawson Software, Inc.*                               25,261                146
                              LendingTree, Inc.*                                   12,600                162
                              Mentor Graphics Corp.*                               49,400                388
                              Micromuse, Inc.*                                     44,100                170
                              Onyx Software Corp.*                                143,700                230
                              QuadraMed Corp.*                                      6,800                 18
                              Red Hat, Inc.*                                      179,700              1,062
                              SkillSoft plc*                                       21,700                 58
                              Storage Technology Corp.*                             3,200                 69
                              Take-Two Interactive Software, Inc.*                  6,800                160
                              Titan Corp.*                                          3,800                 40
                              Verity, Inc.*                                        10,800                145
                              Viewpoint Corp.*                                     20,100                 38
                              VitalWorks, Inc.*                                    46,700                180
                              WebEx Communications, Inc.*                           2,100                 31
                              Wind River Systems, Inc.*                            13,000                 52
                              ------------------------------------------------------------------------------
                                                                                                       5,449
                              EDUCATION SERVICES 2.16%
                              Education Management Corp.*                           1,300                 49
                              Princeton Review, Inc.*                              25,900                128
                              Strayer Education, Inc.                               2,900                167
                              Sylvan Learning Systems, Inc.*                       24,750                405
                              ------------------------------------------------------------------------------
                                                                                                         749
                              ELECTRONIC EQUIPMENT/SEMICONDUCTORS 7.78%
                              Active Power, Inc.*                                  16,400                 29
                              Cirrus Logic, Inc.*                                  34,400                 98
                              DuPont Photomasks, Inc.*                              1,600                 37
                              Exar Corp.*                                           7,400                 92
                              FEI Co.*                                              8,100                124
                              Integrated Device Technology, Inc.*                  19,400                162
                              Lattice Semiconductor Corp.*                         74,000                649
                              Microsemi Corp.*                                      2,200                 13
                              Mykrolis Corp.*                                       3,700                 27
                              Oak Technology, Inc.*                                36,400                 96
                              Pixelworks, Inc.*                                   138,700                804
                              Power-One, Inc.*                                      9,800                 55
                              Rudolph Technologies, Inc.*                           5,200                100
                              Skyworks Solutions, Inc.*                             1,400                 12
                              TriQuint Semiconductor, Inc.*                        48,500                207
                              Veeco Instruments, Inc.*                             12,900                149
                              Zoran Corp.*                                          3,600                 51
                              ------------------------------------------------------------------------------
                                                                                                       2,705
                              ENERGY 5.12%
                              Arch Coal, Inc.                                       2,500                 54
                              Core Laboratories N.V.*                               6,700                 76
                              Evergreen Resources, Inc.*                            4,100                184

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          37

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              SMALL CAP GROWTH FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  Forest Oil Corp.*                                     3,400            $    94
(CONTINUED)                   Grant Prideco, Inc.*                                 16,200                189
                              Headwaters, Inc.*                                     3,000                 47
                              Helmerich & Payne, Inc.                               6,100                170
                              Key Energy Services, Inc.*                           29,700                266
                              Patterson-UTI Energy, Inc.*                           9,200                277
                              Pride International, Inc.*                           19,100                285
                              Western Gas Resources, Inc.                           3,700                136
                              ------------------------------------------------------------------------------
                                                                                                       1,778
                              ENTERTAINMENT & RECREATION 0.64%
                              Station Casinos, Inc.*                                8,700                154
                              World Wrestling Entertainment, Inc. - A*              8,500                 68
                              ------------------------------------------------------------------------------
                                                                                                         222
                              FOOD & BEVERAGE 3.41%
                              Applebee's International, Inc.                        6,900                160
                              CEC Entertainment, Inc.*                              5,300                163
                              CKE Restaurants, Inc.*                               27,600                119
                              Fresh Del Monte Produce, Inc.                         5,800                110
                              P.F. Chang's China Bistro*                            4,200                152
                              RARE Hospitality International, Inc.*                 6,100                168
                              Smith & Wollensky Restaurant Group*                   6,800                 24
                              United Natural Foods, Inc.*                          11,400                289
                              ------------------------------------------------------------------------------
                                                                                                       1,185
                              HEALTH CARE & PHARMACEUTICALS 7.34%
                              Accredo Health, Inc.*                                   850                 30
                              AeroGen, Inc.*                                       59,900                 21
                              Align Technology, Inc.*                              16,800                 46
                              AtheroGenics, Inc.*                                  21,500                159
                              Atrix Laboratories, Inc.*                             1,700                 26
                              Bioject Medical Technologies, Inc.*                  29,300                 57
                              Bruker Daltonics, Inc.*                              10,100                 48
                              CONMED Corp.*                                        12,200                239
                              CYTYC Corp.*                                         39,600                404
                              Endo Pharmaceuticals Holdings, Inc.*                  9,100                 70
                              Esperion Therapeutics, Inc.*                         11,700                 84
                              Henry Schein, Inc.*                                   5,400                243
                              Lifepoint Hospitals, Inc.*                            7,400                221
                              Nektar Therapeutics*                                  4,700                 38
                              Orthodontic Centers of America, Inc.*                 1,800                 20
                              Osteotech, Inc.*                                      8,600                 55
                              Pediatrix Medical Group*                              6,900                276
                              Renal Care Group*                                     5,800                183
                              TheraSense, Inc.*                                     5,600                 47
                              Transgenomic, Inc.*                                  30,600                 69
                              Versicor, Inc.*                                       7,300                 79
                              Wright Medical Group*                                 7,800                136
                              ------------------------------------------------------------------------------
                                                                                                       2,551
                              INSURANCE 0.69%
                              American Medical Security Group*                      2,400                 34
                              Centene Corp.*                                        1,900                 64
                              Platinum Underwriters Holdings, Ltd.*                 4,100                108
                              RLI Corp.                                             1,300                 36
                              ------------------------------------------------------------------------------
                                                                                                         242

38                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              SMALL CAP GROWTH FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  MEDIA & MEDIA SERVICES 6.50%
(CONCLUDED)                   Emmis Communications Corp. - A*                       7,500            $   156
                              Gray Television, Inc.                                 8,900                 87
                              Macrovision Corp.*                                   49,700                793
                              Pixar Animation Studios*                             12,850                681
                              Playboy Enterprises, Inc. - B*                       21,600                219
                              Radio One, Inc. - D*                                 11,500                166
                              Sinclair Broadcast Group - A*                         5,500                 64
                              Spanish Broadcasting System, Inc. - A*               13,400                 94
                              ------------------------------------------------------------------------------
                                                                                                       2,260
                              RETAIL & APPAREL 7.03%
                              A.C. Moore Arts & Crafts, Inc.*                       4,100                 52
                              Alloy, Inc.*                                          2,500                 27
                              Charlotte Russe Holding, Inc.*                        8,000                 85
                              Chico's FAS, Inc.*                                    7,100                134
                              Cost Plus, Inc.*                                     10,500                301
                              CSK Auto Corp.*                                      16,500                181
                              Duane Reade, Inc.*                                   10,300                175
                              Guitar Center, Inc.*                                 15,400                254
                              Insight Enterprises, Inc.*                            2,100                 17
                              Kenneth Cole Productions, Inc. - A*                   3,600                 73
                              Pacific Sunwear of California, Inc.*                  4,350                 77
                              Phillips-Van Heusen Corp.                             4,800                 55
                              Quiksilver, Inc.*                                     9,000                240
                              Reebok International Ltd.*                            6,300                185
                              Tuesday Morning Corp.*                               15,200                260
                              Tweeter Home Entertainment Group*                    14,300                 84
                              West Marine, Inc.*                                   17,800                243
                              ------------------------------------------------------------------------------
                                                                                                       2,443
                              TRANSPORTATION 1.92%
                              Arkansas Best Corp.*                                  1,900                 49
                              ExpressJet Holdings, Inc.*                           20,700                212
                              Hawaiian Holdings, Inc.*                             12,839                 26
                              Heartland Express, Inc.                               5,401                124
                              SkyWest, Inc.                                        19,800                256
                              ------------------------------------------------------------------------------
                                                                                                         667
                              WASTE MANAGEMENT 0.54%
                              Waste Connections, Inc.*                              4,900                189

                              TOTAL COMMON STOCK 98.11%                                               34,113
                              (Cost $39,253)
                              ==============================================================================




                              SEE NOTES TO THE FINANCIAL STATEMENTS.          39

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


                              STATEMENT OF INVESTMENTS (CONCLUDED)
                              SMALL CAP GROWTH FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
SHORT-TERM                    Federal Home Loan Bank
INVESTMENT                    Discount Note                              0.75%      01/02/03     $     500           $   500
                              ----------------------------------------------------------------------------------------------
                              TOTAL SHORT-TERM INVESTMENT 1.44%                                                          500
                              (Cost $500)

                              TOTAL INVESTMENTS 99.55%                                                                34,613
                              (Cost $39,753)
                              ==============================================================================================
                              CASH AND OTHER ASSETS IN
                              EXCESS OF LIABILITIES 0.45%                                                                155
                              ----------------------------------------------------------------------------------------------
                              NET ASSETS 100.00%                                                                     $34,768
                              ==============================================================================================

                              * Non-income producing during the year ended December 31, 2002 as this security did not pay dividends.




40                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

Cash & Other net Assets 2.3%
Pacific 2.2%
Asia 28.3%
Europe 67.2%
[PIE CHART APPEARS HERE]

                              STATEMENT OF INVESTMENTS
                              INTERNATIONAL EQUITY FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  AUSTRALIA 2.21%
                              BHP Billiton Ltd. (Metals & Mining)                 101,868            $   582

                              FRANCE 14.20%
                              Accor (Hotels, Restaurants & Leisure)                 8,914                270
                              Aventis SA (Pharmaceuticals)                          7,186                390
                              Carrefour (Specialty Retail)                         13,771                613
                              LVHM Moet Hennessy (Apparel)                          7,359                302
                              Pernod-Ricard (Beverages)                             2,489                241
                              Sanofi-Synthelabo SA (Pharmaceuticals)                7,676                469
                              Schneider Electric SA (Electrical Equipment)          4,506                213
                              Suez Lyonnaise Des Eaux (Utilities)                  19,228                334
                              Total Fina Elf SA-B (Oil & Gas)                       4,328                618
                              Valeo (Automotive)                                    9,038                283
                              ------------------------------------------------------------------------------
                                                                                                       3,733
                              GERMANY 1.31%
                              Volkswagen AG (Automobiles)                           9,431                344

                              HONG KONG 3.34%
                              China Mobile (Telecommunications)*                  181,000                432
                              China Telecom Corp. (Telecommunications)*         1,094,000                192
                              Sun Hung Kai Properties (Real Estate)                43,000                254
                              ------------------------------------------------------------------------------
                                                                                                         878
                              ITALY 6.36%
                              Banca Intesa SPA (Banks)                            160,160                338
                              ENI (Oil & Gas)                                      44,198                702
                              Mediaset (Media)                                     83,021                632
                              ------------------------------------------------------------------------------
                                                                                                       1,672
                              JAPAN 19.03%
                              Bridgestone Corp. (Automotive)                       44,000                545
                              Canon, Inc. (Office Equipment & Supplies)            14,000                527
                              East Japan Railway (Railroads)                           70                347
                              Honda Motor Co. (Automobiles)                        12,400                458
                              ITO-Yokado Company Ltd. (Retail)                     11,000                324
                              Matsushita Electric Industries Co.
                                (Electronic Components)                            36,000                354
                              Nissan Motor Company Ltd. (Automobiles)              53,200                415
                              Nomura Holdings (Financial)                          29,000                326
                              Orix Corp. (Financial)                                5,600                361
                              Pioneer Corp. (Electronic Components)                14,800                277
                              Rohm Co. (Electronic Components)                      3,000                382
                              Shin Etsu Chemical Co. (Chemicals)                   13,100                429
                              Tokyo Gas Co. (Oil & Gas)                            82,000                257
                              ------------------------------------------------------------------------------
                                                                                                       5,002
                              KOREA 3.49%
                              Kookmin Bank (ADR) (Financial)                        7,720                273
                              Samsung Electronics Ltd. (ADR)
                                (Electronic Components)* ^                          2,656                355
                              SK Telecom Ltd. (ADR) (Telecommunications)           13,517                289
                              ------------------------------------------------------------------------------
                                                                                                         917
                              NETHERLANDS 11.59%
                              Fortis NPV (Banking)                                 23,440                409
                              Heineken NV (Alcohol & Tobacco)                       6,810                266
                              Koninklijke Kpn NV (Telecommunications)*             58,098                378
                              Philips Electronic (Household Durables)              25,460                446
                              Unilver NV (Food Products)                            7,806                479

                              SEE NOTES TO THE FINANCIAL STATEMENTS.          41

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              INTERNATIONAL EQUITY FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  VNU NV (Media)                                       23,561            $   614
(CONCLUDED)                   Wolters Kluwer (Media)                               26,143                455
                              ------------------------------------------------------------------------------
                                                                                                       3,047
                              SINGAPORE 2.38%
                              DBS Group Holdings (Financial)                       46,000                292
                              Haw Par Corp. Ltd. (Diversified Operations)             554                  1
                              United O/Seas Bank (Financial)                       49,000                333
                              ------------------------------------------------------------------------------
                                                                                                         626
                              SPAIN 3.78%
                              Acerinox SA (Steel Producers)                         3,298                121
                              BCO Sant Cent Hisp (Financial)                       36,364                249
                              Telefonica SA (Telecommunications)*                  69,634                623
                              ------------------------------------------------------------------------------
                                                                                                         993
                              SWEDEN 3.73%
                              L.M. Ericsson Telephone Co. - B
                                (Telecommunications)*                             437,523                307
                              Nordea AB (Banks)                                    58,077                256
                              Teliasonera AB (Telecommunications)                 110,758                418
                              ------------------------------------------------------------------------------
                                                                                                         981
                              SWITZERLAND 2.18%
                              Adecco SA (Human Resources)                           3,290                129
                              Novartis AG (Pharmaceuticals)                        12,150                443
                              ------------------------------------------------------------------------------
                                                                                                         572
                              TURKEY 0.04%
                              Turkcell Iletisim Hizmetleri (ADR)
                                (Telecommunications)*                                 806                 12

                              UNITED KINGDOM 24.02%
                              Astrazenca PLC (Pharmaceuticals)                      7,339                262
                              BAA PLC (Transportation)                             34,899                283
                              BAE Systems (Aerospace)                             133,220                266
                              British Sky Broadcasting (Media)*                    63,232                650
                              BT Group PLC (Telecommunications)                    85,555                269
                              Cadbury Schweppes (Food Products)                    49,302                307
                              Diageo PLC (Beverages)                               24,620                267
                              GlaxoSmithKline PLC (Pharmaceuticals)                27,005                518
                              HSBC Holdings PLC (Financial)                        46,713                516
                              Imperial Tobacco Group (Tobacco)                     25,244                429
                              Kingfisher PLC (Building Products)                  131,284                470
                              Marks & Spencer PLC (Retail)                         64,620                328
                              Reed Elsevier PLC (Media)                            80,318                688
                              Royal Bank of Scotland Group (Financial)             17,915                429
                              Vodafone Group Public Ltd. (Telecommunications)     346,531                632
                              ------------------------------------------------------------------------------
                                                                                                       6,314

                              TOTAL COMMON STOCK 97.66%                                               25,673
                              (Cost $28,345)
                              ==============================================================================


42                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


                              STATEMENT OF INVESTMENTS (CONCLUDED)
                              INTERNATIONAL EQUITY FUND
                              DECEMBER 31, 2002

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
SHORT-TERM                    State Street Bank - Repurchase Agreement
INVESTMENT                      dated 12/31/02 (secured by $608,
                                US Treasury Note, 4.875%, 2/15/02)       0.60%      01/02/03     $     593           $   593
                              ----------------------------------------------------------------------------------------------
                              TOTAL SHORT-TERM INVESTMENT 2.26%                                                          593
                                (Cost $593)
                              ==============================================================================================
                              TOTAL INVESTMENTS 99.92%                                                                26,266
                                (Cost $28,938)

                              FOREIGN CURRENCY 0.24%                                                                      62
                                (Various Denominations)
                                (Cost $62)

                              LIABILITIES IN EXCESS OF
                                CASH AND OTHER ASSETS (0.16)%                                                            (42)
                              ----------------------------------------------------------------------------------------------

                              NET ASSETS 100.00%                                                                     $26,286
                              ==============================================================================================





                              * Non-income producing during the year ended December 31, 2002 as this security did not pay dividends.

                              ^ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At
                                December 31, 2002, these securities amounted to $355.






                              SEE NOTES TO THE FINANCIAL STATEMENTS.          43

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

Cash & Other net Assets 2.5%
Common Stock 97.5%
[PIE CHART APPEARS HERE]

                              STATEMENT OF INVESTMENTS
                              SOCIALLY RESPONSIBLE FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  AEROSPACE 0.13%
                              Goodrich Corp.                                        4,100            $    75

                              AUTOMOTIVE 2.85%
                              Autoliv, Inc.                                        17,200                360
                              Dana Corp.                                           19,200                226
                              Delphi Automotive Systems Corp.                      42,500                342
                              Genuine Parts Co.                                    13,300                410
                              Goodyear Tire & Rubber Co.                            2,500                 17
                              Lear Corp.*                                           9,800                326
                              ------------------------------------------------------------------------------
                                                                                                       1,681
                              BANKS & FINANCIAL SERVICES 30.71%
                              AmSouth Bancorporation                               23,200                445
                              Bank of America Corp.                                27,200              1,892
                              Bank One Corp.                                       25,100                917
                              Charter One Financial, Inc.                          11,760                338
                              CitiGroup                                            60,666              2,135
                              Countrywide Financial Corp.                           5,800                300
                              Federal Home Loan Mortgage Corp.                      7,600                449
                              Federal National Mortgage Association                 4,600                296
                              FleetBoston Financial Corp.                          28,500                693
                              Golden West Financial Corp.                           7,500                539
                              Huntington Bancshares, Inc.                          24,400                456
                              J.P. Morgan Chase & Co.                              17,700                425
                              KeyCorp                                              19,100                480
                              Lehman Brothers Holdings, Inc.                        8,600                458
                              Merrill Lynch & Company, Inc.                         4,000                152
                              Morgan Stanley Dean Witter & Co.                     20,700                826
                              National City Corp.                                  19,400                530
                              Regions Financial Corp.                              14,500                484
                              SouthTrust Corp.                                     18,700                464
                              SunTrust Banks, Inc.                                  8,600                489
                              U.S. Bancorp                                         45,600                968
                              Union Planters Corp.                                 14,700                414
                              UnionBanCal Corp.                                    10,400                408
                              Wachovia Corp.                                       36,700              1,337
                              Washington Mutual, Inc.                              23,000                794
                              Wells Fargo & Co.                                    30,300              1,420
                              ------------------------------------------------------------------------------
                                                                                                      18,109
                              BUSINESS MACHINES 3.10%
                              Hewlett-Packard Co.                                  63,000              1,094
                              International Business Machines Corp.                 9,500                736
                              ------------------------------------------------------------------------------
                                                                                                       1,830
                              CAPITAL GOODS 0.60%
                              Cummins, Inc.                                         6,000                169
                              W.W. Grainger, Inc.                                   3,600                185
                              ------------------------------------------------------------------------------
                                                                                                         354
                              CHEMICALS 4.48%
                              Cabot Corp.                                          10,300                273
                              Dow Chemical Co.                                     14,100                419
                              Eastman Chemical Co.                                  9,600                353
                              Great Lakes Chemical Corp.                            4,900                117
                              Lubrizol Corp.                                        9,000                275
                              PPG Industries, Inc.                                  9,000                451
                              Praxair, Inc.                                         7,500                433
                              Sherwin-Williams Co.                                 11,300                319
                              ------------------------------------------------------------------------------
                                                                                                       2,640


44                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              SOCIALLY RESPONSIBLE FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  COMMUNICATION EQUIPMENT & SERVICES 9.18%
(CONTINUED)                   ADC Telecommunications, Inc.*                        17,200            $    36
                              AT&T Corp.                                           12,620                330
                              AT&T Wireless Services, Inc.*                        85,700                484
                              BellSouth Corp.                                      25,400                657
                              Corning, Inc.*                                      141,600                469
                              Nortel Networks Corp.*                              292,900                472
                              SBC Communications, Inc.                             45,922              1,245
                              Sprint Corp.                                         27,200                394
                              Tellabs, Inc.*                                       25,200                182
                              Verizon Communications, Inc.                         29,500              1,143
                              ------------------------------------------------------------------------------
                                                                                                       5,412
                              COMPUTER SOFTWARE & SERVICES 1.93%
                              Compuware Corp.*                                      2,200                 11
                              Electronic Data Systems Corp.                         6,600                122
                              Ingram Micro, Inc. - A*                              21,900                270
                              Quantum Corp.*                                       27,600                 74
                              Qwest Communications International, Inc.*            81,300                407
                              Tech Data Corp.*                                      9,500                256
                              ------------------------------------------------------------------------------
                                                                                                       1,140
                              CONSTRUCTION 1.42%
                              Centex Corp.                                          1,300                 65
                              KB Home                                               6,600                283
                              Pulte Homes, Inc.                                    10,200                488
                              ------------------------------------------------------------------------------
                                                                                                         836
                              CONSUMER PRODUCTS 3.99%
                              ConAgra Foods, Inc.                                  24,300                608
                              Deluxe Corp.                                          2,600                109
                              Eastman Kodak Co.                                    16,500                578
                              Masco Corp.                                           6,900                145
                              Newell Rubbermaid, Inc.                              18,900                573
                              Procter & Gamble Co. (The)                            3,950                339
                              ------------------------------------------------------------------------------
                                                                                                       2,352
                              ELECTRONIC EQUIPMENT & SERVICES 1.86%
                              Arrow Electronics, Inc.*                             15,900                203
                              Avnet, Inc.                                          15,100                164
                              Cooper Industries, Inc. - A                           9,100                332
                              Hubbell, Inc. - B                                     8,600                302
                              Solectron Corp.*                                     27,200                 97
                              ------------------------------------------------------------------------------
                                                                                                       1,098
                              ENERGY 3.16%
                              Ashland, Inc.                                        10,000                285
                              Kerr-McGee Corp.                                      7,500                332
                              Marathon Oil Corp.                                   17,100                364
                              Unocal Corp.                                         13,300                407
                              Valero Energy Corp.                                   9,700                358
                              Xcel Energy, Inc.                                    10,700                118
                              ------------------------------------------------------------------------------
                                                                                                       1,864
                              FOOD & BEVERAGE 2.49%
                              McDonald's Corp.                                      4,400                 71
                              Sara Lee Corp.                                       25,300                570
                              Tyson Foods, Inc. - A                                37,619                422
                              Wendy's International, Inc.                          14,900                403
                              ------------------------------------------------------------------------------
                                                                                                       1,466


                              SEE NOTES TO THE FINANCIAL STATEMENTS.          45

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

                              SOCIALLY RESPONSIBLE FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  HEALTH CARE & PHARMACEUTICALS 1.79%
(CONTINUED)                   Bristol Myers Squibb Co.                              5,000            $   116
                              Merck & Company, Inc.                                 6,300                357
                              Pfizer, Inc.                                          7,900                242
                              Pharmacia Corp.                                       8,200                343
                              ------------------------------------------------------------------------------
                                                                                                       1,058
                              INSURANCE 9.30%
                              Allstate Corp.                                       20,200                747
                              American International Group                         13,000                752
                              Aon Corp.                                            17,400                329
                              Chubb Corp.                                           7,600                397
                              CIGNA Corp.                                           9,200                378
                              Health Net, Inc.*                                    17,300                457
                              Humana, Inc.*                                        20,400                204
                              MBIA, Inc.                                            6,500                285
                              MetLife, Inc.                                        16,900                457
                              MGIC Investment Corp.                                 7,600                314
                              Old Republic International Corp.                     10,700                300
                              St. Paul Companies, Inc.                             11,100                378
                              Torchmark Corp.                                      10,500                384
                              Travelers Property Casualty Corp. - A*                2,271                 33
                              Travelers Property Casualty Corp. - B*                4,666                 68
                              ------------------------------------------------------------------------------
                                                                                                       5,483
                              MANUFACTURING (DIVERSIFIED) 3.28%
                              Black & Decker Corp.                                 10,200                437
                              FMC Corp.*                                            5,400                148
                              Ingersoll-Rand Co. - A                                4,600                198
                              Leggett & Platt, Inc.                                18,100                406
                              Parker Hannifan Corp.                                 9,200                424
                              Whirlpool Corp.                                       6,200                324
                              ------------------------------------------------------------------------------
                                                                                                       1,937
                              MEDIA & MEDIA SERVICES 2.14%
                              Comcast Corp. - A*                                   16,800                396
                              Disney (Walt) Co.                                    10,500                171
                              Gannett Company, Inc.                                 8,900                639
                              Liberty Media Corp. - A*                              5,900                 53
                              ------------------------------------------------------------------------------
                                                                                                       1,259
                              PAPER & FOREST PRODUCTS 1.68%
                              Boise Cascade Corp.                                  10,100                255
                              MeadWestvaco Corp.                                   14,647                362
                              Smurfit-Stone Container Corp.*                       24,200                372
                              ------------------------------------------------------------------------------
                                                                                                         989
                              RAILROAD & SHIPPING 3.19%
                              Burlington Northern Santa Fe Corp.                   19,100                497
                              CSX Corp.                                            11,400                323
                              Norfolk Southern Corp.                               23,100                462
                              Union Pacific Corp.                                  10,000                599
                              ------------------------------------------------------------------------------
                                                                                                       1,881
                              RETAIL & APPAREL 3.37%
                              Albertson's, Inc.                                     2,800                 62
                              AutoNation, Inc.*                                    28,100                353
                              Liz Claiborne, Inc.                                  15,400                457


46                            SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT


                              STATEMENT OF INVESTMENTS (CONCLUDED)
                              SOCIALLY RESPONSIBLE FUND
                              DECEMBER 31, 2002

                                                                                NUMBER OF             MARKET
                                                                                   SHARES              (000)
============================================================================================================
COMMON STOCK                  May Department Stores Co. (The)                      15,200            $   349
(CONCLUDED)                   Sears, Roebuck and Co.                               15,300                366
                              TJX Companies, Inc.                                  20,600                402
                              ------------------------------------------------------------------------------
                                                                                                       1,989
                              UTILITIES 6.87%
                              Ameren Corp.                                         11,100                461
                              Cinergy Corp.                                        13,700                462
                              CMS Energy Corp.                                     19,500                184
                              Consolidated Edison, Inc.                            11,600                497
                              Constellation Energy Group                           15,900                442
                              Entergy Corp.                                        11,100                506
                              PPL Corp.                                            11,100                385
                              Puget Energy, Inc.                                   11,175                246
                              Reliant Resources, Inc.*                             29,500                 94
                              Sempra Energy Co.                                     9,300                220
                              Westar Energy, Inc.                                  12,400                123
                              Wisconsin Energy Corp.                               17,000                428
                              ------------------------------------------------------------------------------
                                                                                                       4,048

                              TOTAL COMMON STOCK 97.52%                                               57,501
                                 (Cost $66,171)
                              ==============================================================================

                                                                                                 PRINCIPAL
                                                                          RATE      MATURITY        AMOUNT            MARKET
                                                                                        DATE         (000)             (000)
============================================================================================================================
SHORT-TERM                    State Street Bank - Repurchase Agreement
INVESTMENT                       dated 12/31/02 (secured by $1,497,
                                 US Treasury Bond, 8.50%, 02/15/20)      0.60%      01/02/03     $   1,467           $ 1,467
                              ----------------------------------------------------------------------------------------------
                              TOTAL SHORT-TERM INVESTMENT 2.49%                                                        1,467
                                 (Cost $1,467)
                              ==============================================================================================

                              TOTAL INVESTMENTS 100.01%                                                               58,968
                                 (Cost $67,638)

                              LIABILITIES IN EXCESS OF
                                 CASH AND OTHER ASSETS (0.01%)                                                            (8)
                              ----------------------------------------------------------------------------------------------

                              NET ASSETS 100.00%                                                                     $58,960
                              ==============================================================================================

                              * Non-income producing during the year ended December 31, 2002 as this security did not pay dividends.


                              SEE NOTES TO THE FINANCIAL STATEMENTS.          47

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

                                                                              SHORT-TERM    SMALL CAP   INTERNATIONAL     SOCIALLY
                                      EQUITY       BALANCED        INCOME     INVESTMENT      GROWTH       EQUITY       RESPONSIBLE
                                       FUND          FUND           FUND         FUND          FUND         FUND            FUND
==================================================================================================================================
ASSETS
Cash                             $      1,685   $  1,625,986   $    170,319   $  370,134   $    54,379   $        28   $       28
Investments at market value*      448,850,236    239,307,161    132,282,688    3,795,068    34,613,170    26,265,512    58,967,568
Foreign currency at value*                 --             --         19,145           --            --        61,917            --
Foward currency contracts                  --             --        127,546           --            --            --            --
Dividends and interest
  receivable                          725,182             --      1,415,346        7,748         1,488        29,008       131,302
Receivable-foreign taxes                   --             --             --           --            --        29,546            --
Receivable-fund shares sold            58,916         46,683         31,656       26,009        28,866        17,403        29,994
Receivable-investments sold         1,087,893             --        435,273           --       246,136       224,834            --
----------------------------------------------------------------------------------------------------------------------------------
Total Assets                      450,723,912    240,979,830    134,481,973    4,198,959    34,944,039    26,628,248    59,128,892
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Foward currency contracts                  --             --        456,812           --            --             3            --
Payable-fund shares redeemed          704,234        394,333         56,986       13,042        47,701        33,124        94,223
Payable-investments purchased          95,000             --     18,929,653           --        47,119       241,884            --
Payable-foreign taxes                      --             --          3,061           --            --            --            --
Payable-advisory and related
  fees                                309,812             --         77,777           --        48,423        27,700        55,049
Accrued expenses                       55,750         23,314         22,210        2,587        32,644        39,407        19,922
----------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                   1,164,796        417,647     19,546,499       15,629       175,887       342,118       169,194
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                       $449,559,116   $240,562,183   $114,935,474   $4,183,330   $34,768,152   $26,286,130   $58,959,698
==================================================================================================================================

NET ASSETS CONSIST OF:
Par Value of Common Shares         28,884,618      1,656,424        924,759       41,473            --            --            --
Paid in Surplus                   610,051,479    294,637,509    108,120,383    4,134,885    73,359,543    45,339,485    70,946,891
Accumulated undistributed
  net investment income (loss)        289,946         (3,689)       339,611          933            --             4        43,947
Accumulated undistributed
  net realized gain (loss) from
  investments and foreign
  currency transactions          (111,809,416)   (13,525,045)       (39,179)           3   (33,451,376)  (16,386,333)   (3,361,025)
Net unrealized appreciation
  (depreciation) on
  investments and translation
  of assets and liabilities
  in foreign currency             (77,857,511)   (42,203,016)     5,589,900        6,036    (5,140,015)   (2,667,026)   (8,670,115)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                       $449,559,116   $240,562,183   $114,935,474   $4,183,330   $34,768,152   $26,286,130   $58,959,698
==================================================================================================================================

Number of shares outstanding:
  (Authorized 50,000,000
  shares each)                     28,884,618     16,564,235      9,247,595      414,734     4,680,546     3,165,850     5,423,276
Par Value                              $ 1.00   $       0.10   $       0.10   $     0.10            --            --            --
==================================================================================================================================

NET ASSET VALUE
  PER SHARE                           $ 15.56   $      14.52   $      12.43   $    10.09   $      7.43   $      8.30   $     10.87
==================================================================================================================================

*Cost of Securities:
Investments                      $526,707,747   $281,510,177   $126,389,608   $3,789,032   $39,753,185   $28,937,773   $67,637,683
Foreign Currency                           --             --   $     18,405           --            --   $    61,640            --

                     SEE NOTES TO THE FINANCIAL STATEMENTS.
48

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

STATEMENT OF OPERATIONS

DECEMBER 31, 2002

                                                                              SHORT-TERM    SMALL CAP   INTERNATIONAL    SOCIALLY
                                     EQUITY        BALANCED        INCOME     INVESTMENT     GROWTH         EQUITY      RESPONSIBLE
                                      FUND           FUND           FUND         FUND          FUND          FUND          FUND
==================================================================================================================================
INVESTMENT INCOME:
  Dividends                      $ 10,129,996    $ 7,490,724    $     2,756   $       --   $    18,449   $   504,312   $ 1,537,629
  Interest                             84,941             --      7,636,301       77,815        15,362         1,542        10,334
----------------------------------------------------------------------------------------------------------------------------------
                                   10,214,937      7,490,724      7,639,057       77,815        33,811       505,854     1,547,963
  Foreign taxes withheld              (13,971)            --        (16,484)          --            --      (53,335)          (57)
----------------------------------------------------------------------------------------------------------------------------------
  Total investment income          10,200,966      7,490,724      7,622,573       77,815        33,811       452,519     1,547,906

EXPENSES:
  Advisory fees                     2,083,473             --        488,397        4,549       499,237       255,462       461,789
  Administrative and
    support fees                    1,950,047             --        468,307       14,887       157,225       106,243       238,063
  Professional fees                   117,371         49,985         47,245       11,410        24,217        20,979        25,685
  Fund pricing fees                    77,495          3,960         23,760          396        32,862        26,401        12,979
  Custodian fees                      157,338          8,041         48,240          805        66,720        53,601        26,352
  Transfer agent fees                  34,407             24             24           24            24            24            24
  Shareholder reports                  32,682         19,555          1,545           --         6,585        12,114         8,920
  Trustees' fees and expenses          11,198         11,196         11,196       11,196        11,196        11,196        11,198
  Insurance                            37,032         19,330          9,003           --         2,705         2,512         4,753
----------------------------------------------------------------------------------------------------------------------------------
    Total expenses                  4,501,043        112,091      1,097,717       43,267       800,771       488,532       789,763
----------------------------------------------------------------------------------------------------------------------------------

  Less advisory and related
    fees waived                      (196,106)            --        (62,036)     (14,887)      (60,973)      (10,983)     (135,393)
  Less expenses paid by
    Horace Mann Investors, Inc.            --             --             --      (15,959)           --            --            --
  Less earnings credits on
    cash balances                      (1,451)           (68)       (10,503)        (315)      (10,482)         (113)          (73)
  Less expenses paid
    by commission credits            (215,996)            --             --           --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
    Net expenses                    4,087,490        112,023      1,025,178       12,106       729,316       477,436       654,297
----------------------------------------------------------------------------------------------------------------------------------

  Net investment
    income (loss)                   6,113,476      7,378,701      6,597,395       65,709     (695,505)       (24,917)       893,609
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Realized gain (loss) from:
    Investments                   (49,498,499)    (3,966,540)     3,482,626          479   (10,332,461)   (7,002,118)   (3,025,150)
    Foreign currency transactions          --             --       (966,142)          --            --        26,861            --
  Affiliated mutual fund capital
    gain distributions                     --      1,558,592             --           --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------

  Net realized gain (loss) on
    investments and foreign
    currency transactions         (49,498,499)    (2,407,948)     2,516,484          479   (10,332,461)   (6,975,257)   (3,025,150)

  Change in unrealized appreciation
    (depreciation) on:
    Investments                   (68,967,953)   (28,992,809)     1,852,777       (5,296)  (11,606,108)       33,287   (7,696,996)
    Translation of assets and
      liabilities in foreign
      currencies                           --             --       (402,489)          --            --       (58,560)            --

  Net realized and unrealized
    gain (loss) from
    investments and foreign
    currency transactions        (118,466,452)   (31,400,757)     3,966,772       (4,817)  (21,938,569)   (7,000,530)  (10,722,146)
----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS
  FROM OPERATIONS               $(112,352,976)  $(24,022,056)   $10,564,167   $   60,892  $(22,634,074)  $(7,025,447)  $(9,828,537)
==================================================================================================================================

                     SEE NOTES TO THE FINANCIAL STATEMENTS.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2002

                                                     EQUITY FUND                  BALANCED FUND                  INCOME FUND
                                                 2002           2001           2002           2001           2002           2001
===================================================================================================================================
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)              $  6,113,476   $  6,476,771   $  7,378,701   $ 11,304,278   $  6,597,395   $  7,851,354
  Affiliated mutual fund capital
    gain distributions                                --             --      1,558,592             --             --             --
  Net realized short-term gain (loss)
    on investments and foreign
    currency transactions                    (18,354,553)    (8,401,237)        39,602        555,974        780,265      3,096,895
  Net realized long-term gain (loss)
    on investments and foreign
    currency transactions                    (31,143,946)    15,253,546     (4,006,142)     1,069,485      1,736,219        545,803
  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                      (68,967,953)   (39,792,198)   (28,992,809)    (8,969,598)     1,450,288         44,781
-----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets
    from operations                         (112,352,976)   (26,463,118)   (24,022,056)     3,960,139     10,564,167     11,538,833
-----------------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTION
  TO SHAREHOLDERS:
  Net investment income                       (6,003,633)    (6,403,440)    (7,401,265)   (11,343,163)    (6,681,714)    (7,597,565)
  Tax return of capital                               --             --        (22,784)            --             --             --

  Net realized short-term gain (loss)
    from investments and foreign
    currency transactions                             --             --             --             --             --     (3,100,447)

  Net realized long-term gain (loss)
    from investments and foreign
    currency transactions                             --             --             --             --     (1,867,474)      (557,685)
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders       (6,003,633)    (6,403,440)    (7,424,049)   (11,343,163)    (8,549,188)   (11,255,697)
===================================================================================================================================
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                   43,275,800     46,039,181     18,689,543     22,053,789     17,558,411      8,676,908

  Net asset value of shares issued
    in reinvestment of dividends and
    capital gain distributions                 5,963,066      6,361,221      7,424,049     11,343,163      6,923,202     10,669,630
-----------------------------------------------------------------------------------------------------------------------------------
                                              49,238,866     52,400,402     26,113,592     33,396,952     24,481,613     19,346,538
  Cost of shares redeemed                    (81,338,785)   (87,248,872)   (46,280,840)   (48,566,697)   (37,605,939)   (30,769,005)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from fund share transactions               (32,099,919)   (34,848,470)   (20,167,248)   (15,169,745)   (13,124,326)   (11,422,467)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                             (150,456,528)   (67,715,028)   (51,613,353)   (22,552,769)   (11,109,347)   (11,139,331)
NET ASSETS:
  Beginning of period                        600,015,644    667,730,672    292,175,536    314,728,305    126,044,821    137,184,152
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                             $449,559,116   $600,015,644   $240,562,183   $292,175,536   $114,935,474   $126,044,821
===================================================================================================================================
Undistributed net investment
  income (loss)                             $    289,946   $    180,103   $     (3,689)  $     18,875      $ 339,611   $    (91,585)
-----------------------------------------------------------------------------------------------------------------------------------

                     SEE NOTES TO THE FINANCIAL STATEMENTS.
50

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2002

                                                     SHORT-TERM                     SMALL CAP                   INTERNATIONAL
                                                   INVESTMENT FUND                 GROWTH FUND                   EQUITY FUND
                                                 2002           2001           2002           2001           2002           2001
===================================================================================================================================
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                $   65,709     $   97,265     $ (695,505)    $ (714,566)   $   (24,917)    $      771
  Affiliated mutual fund capital
    gain distributions                                --             --             --             --             --             --
  Net realized short-term gain (loss)
    on investments and foreign
    currency transactions                            479          6,245    (10,299,249)   (23,462,409)    (4,501,684)    (5,953,035)
  Net realized long-term gain (loss)
    on investments and foreign
    currency transactions                             --             --        (33,212)       584,049     (2,473,573)    (3,402,781)
  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                           (5,296)         8,132    (11,606,108)    (1,039,235)       (25,273)    (2,155,461)
-----------------------------------------------------------------------------------------------------------------------------------
  Change in net assets
    from operations                               60,892        111,642    (22,634,074)   (24,632,161)    (7,025,447)   (11,510,506)
-----------------------------------------------------------------------------------------------------------------------------------
FROM DISTRIBUTION
  TO SHAREHOLDERS:
  Net investment income                          (66,263)       (98,187)            --             --        (11,608)            --
  Tax return of capital                               --             --             --             --            (99)            --
  Net realized short-term gain (loss)
    from investments and foreign
    currency transactions                             --         (5,140)            --             --             --             --
  Net realized long-term gain (loss)
    from investments and foreign
    currency transactions                             --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders          (66,263)      (103,327)            --             --        (11,707)            --
===================================================================================================================================
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                    5,964,362      5,872,379      8,987,162     15,149,801      7,195,568     11,534,620
  Net asset value of shares issued
    in reinvestment of dividends and
    capital gain distributions                    66,263        103,327             --             --         11,707             --
-----------------------------------------------------------------------------------------------------------------------------------
                                               6,030,625      5,975,706      8,987,162     15,149,801      7,207,275     11,534,620
  Cost of shares redeemed                     (4,637,845)    (5,170,353)   (10,021,837)   (15,678,077)    (7,428,093)    (9,169,309)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from fund share transactions                 1,392,780        805,353     (1,034,675)      (528,276)      (220,818)     2,365,311
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                1,387,409        813,668    (23,668,749)   (25,160,437)    (7,257,972)    (9,145,195)
NET ASSETS:
  Beginning of period                          2,795,921      1,982,253     58,436,901     83,597,338     33,544,102     42,689,297
-----------------------------------------------------------------------------------------------------------------------------------
  End of period                               $4,183,330     $2,795,921    $34,768,152    $58,436,901    $26,286,130    $33,544,102
===================================================================================================================================
Undistributed net investment
  income (loss)                               $      933     $    1,000    $        --    $        --    $         4    $   (72,325)
-----------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

DECEMBER 31, 2002

                                                       SOCIALLY
                                                   RESPONSIBLE FUND
                                                 2002           2001
========================================================================
INCREASE (DECREASE) IN
  NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss)                $   893,609    $   754,525
  Affiliated mutual fund capital
    gain distributions                                 --             --
  Net realized short-term gain (loss)
    on investments and foreign
    currency transactions                      (1,611,050)      (611,825)
  Net realized long-term gain (loss)
    on investments and foreign
    currency transactions                      (1,414,100)     1,437,842
  Net unrealized appreciation
    (depreciation) on investments and
    translation of assets and liabilities
    in foreign currency                        (7,696,996)    (7,169,042)
------------------------------------------------------------------------
  Change in net assets
    from operations                            (9,828,537)    (5,588,500)
------------------------------------------------------------------------
FROM DISTRIBUTION
  TO SHAREHOLDERS:
  Net investment income                          (871,231)      (739,646)
  Tax return of capital                                --             --
  Net realized short-term gain (loss)
    from investments and foreign
    currency transactions                              --             --
  Net realized long-term gain (loss)
    from investments and foreign
    currency transactions                              --     (1,048,499)
------------------------------------------------------------------------
    Total distributions to shareholders          (871,231)    (1,788,145)
========================================================================
FROM FUND SHARE
  TRANSACTIONS:
  Proceeds from shares sold                    10,055,764     13,316,445
  Net asset value of shares issued
    in reinvestment of dividends and
    capital gain distributions                    871,231      1,788,145
------------------------------------------------------------------------
                                               10,926,995     15,104,590
  Cost of shares redeemed                     (12,911,160)   (12,095,496)
------------------------------------------------------------------------
Net increase (decrease) in net assets
  from fund share transactions                 (1,984,165)     3,009,094
------------------------------------------------------------------------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                               (12,683,933)    (4,367,551)
NET ASSETS:
  Beginning of period                          71,643,631     76,011,182
------------------------------------------------------------------------
  End of period                               $58,959,698    $71,643,631
========================================================================
Undistributed net investment
  income (loss)                               $    43,947    $    21,569
------------------------------------------------------------------------

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31,2002

1. BUSINESS ORGANIZATION -- The Horace Mann Mutual Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, which offers units of beneficial ownership (shares) in seven separate investment portfolios: Equity Fund (formerly Growth
Fund), Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund and Socially Responsible Fund. These funds collectively are referred to as the "Funds." Shares are presently offered to Horace Mann Life Insurance Company (HMLIC) Separate Account and the HMLIC 401(k) Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plans by certain shareholders.

     FUND INVESTMENT OBJECTIVES:

     A. EQUITY FUND -- primary, long-term capital growth; secondary, conservation of principal and production of income.

     B. BALANCED FUND -- realization of high long-term total rate of return consistent with prudent investment risks.

     C. INCOME FUND -- long-term total rate of return in excess of the U.S. bond market over a full market cycle.

     D. SHORT-TERM INVESTMENT FUND --primary, realize maximum current income to the extent consistent with liquidity; secondary, preservation of principal.

     E. SMALL CAP GROWTH FUND -- long-term capital appreciation through investing primarily in equity securities of small cap companies with earnings growth potential.

     F. INTERNATIONAL EQUITY FUND -- long-term growth of capital through a diversified portfolio of marketable foreign equity securities.

     G. SOCIALLY RESPONSIBLE FUND -- long-term growth of capital, current income and growth of income through investing primarily in equity securities of issuers that meet certain socially responsible criteria.

2. SIGNIFICANT ACCOUNTING POLICIES:

     A. SECURITY VALUATION -- A security listed or traded on U.S. or foreign stock exchanges is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on that exchange. If there are no such bid and ask quotations the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities traded over-the-counter are valued at the last current bid price. Debt securities that have a remaining maturity of 60 days or less are valued at cost, plus or minus any unamortized premium or discount. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. Securities not valued at cost by the Board of Trustees or their delegate are valued using a quotation from an independent pricing service. In the event market quotations are not readily available, securities would be valued at fair value as determined in good faith by the Board of Trustees or their delegate. Investments in funds within the Balanced Fund are valued at their net asset value as reported by the underlying funds.

     B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as they become available. Interest income including level yield, premium and discount amortization is accrued daily. Securities gains and losses are determined on the basis of identified cost.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

DECEMBER 31,2002

        The Income Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund would generally purchase securities on a when-issued, delayed-delivery or forward commitment basis with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if its subadviser deems it appropriate to do so. The Fund may dispose of or negotiate a when-issued or forward commitment after entering into these transactions. Such transactions are generally considered to be derivative transactions. The Fund will normally realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund's Custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.

     C. FEDERAL INCOME TAXES -- It is the Funds' policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. No provision has been made for federal income or excise taxes. Dividends and distributions payable to shareholders are recorded by the Funds on the record date. Net investment income for federal income tax purposes includes paydown gains and losses on mortgage backed securities and gains and losses realized on foreign currency transactions. These gains and losses are reclassified as net realized gains and losses for financial reporting purposes.

        The Equity Fund, Balanced Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002 the Equity Fund and Balanced Fund had an accumulated capital loss carry forward for tax purposes of $61,825,975 and $8,417,754 respectively, which will expire on December 31, 2008. At December 31, 2002 the Small Cap Growth Fund and International Equity Fund had an accumulated capital loss carry forward for tax purposes of $22,900,999 and $9,018,487, respectively, which will expire on December 31, 2009. At December 31, 2002 the Equity Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund had an accumulated capital loss carry forward for tax purposes of $42,546,430, $9,619,277, $7,076,246 and $3,022,103, respectively, which will expire on December 31, 2010.

        Net investment income and net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, the mark to market of foreign currency contracts, sale of passive foreign investment companies, the receipt of long term capital gain dividends from Regulated Investment Companies, and the utilization of capital loss carry forwards.

     D. DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions from net investment income and net realized gains are paid out annually and are recorded on the ex-dividend date.

        Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

DECEMBER 31,2002

        Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences arise between book and tax basis reporting for the year ending December 31, 2002.

        For tax purposes, the Income Fund had a reclassification for mortgage backed security paydowns from accumulated undistributed net investment income to accumulated net gain in the amount of $251,991. The Income Fund and International Equity Fund had a reclassification for foreign currency transactions from accumulated net gain to accumulated undistributed net investment income in the amount of $966,142 and $51,261, respectively. The Small Cap Growth Fund and International Equity Fund generated a net operating loss that have been reclassified from accumulated undistributed net investment loss to paid in capital in the amount of $695,505 and $57,593, respectively.

        The tax character of distributions paid during the year ended December 31, 2002 was as follows:

                                      ORDINARY       LONG-TERM        RETURN OF
                                       INCOME      CAPITAL GAIN        CAPITAL
        =======================================================================
        Equity Fund                 $ 6,003,633     $        --      $       --
        Balanced Fund                 7,401,265              --          22,784
        Income Fund                   6,681,714       1,867,474              --
        Short-Term Investment Fund       66,263              --              --
        Small Cap Growth Fund                --              --              --
        International Equity Fund        11,608              --              99
        Socially Responsible Fund       871,231              --              --

        The tax character of undistributed net investment income and realized gains at December 31, 2002 was as follows:

                                       ORDINARY      LONG-TERM
                                        INCOME      CAPITAL GAIN
        ========================================================
        Equity Fund                  $   289,946     $       --
        Balanced Fund                         --             --
        Income Fund                       14,522          4,187
        Short-Term Investment Fund           934             --
        Small Cap Growth Fund                 --             --
        International Equity Fund             --             --
        Socially Responsible Fund         49,928             --


     E. USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

DECEMBER 31,2002


3.OPERATING POLICIES:

     A. REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by State Street Bank and Trust Company and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy.

     B. ASSET BACKED SECURITIES -- These securities are secured by installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors' exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     C. COLLATERALIZED MORTGAGE OBLIGATIONS -- Planned Amortization Class (PAC) -- These securities have a pre-determined schedule for principal repayment coupled with an enhanced degree of cash-flow certainty. A PAC security is a specific class of mortgages which usually carry the most stable cash flows and the lowest amount of prepayment risk. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

     D. AMERICAN DEPOSITORY RECEIPTS (ADR) -- A certificate issued by an American bank to evidence ownership of original foreign shares. The certificate is transferable and can be traded. The original foreign stock certificate is deposited with a foreign branch or correspondent bank of the issuing American bank.

     E. COMMISSION CREDITS -- Bernstein Investment Research and Management Unit, Mellon Equity Associates, LLP and Wellington Management Company, LLP, subadvisers for the Equity Fund, seek the best price and execution on each transaction and negotiate commission rates solely on the execution requirements of each trade. Occasionally, they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Funds part of the commissions paid.

     F. EARNINGS CREDITS ON CASH BALANCES -- During the year ended 2002, the Funds' custody fee was reduced as a result of credits earned on overnight cash balances.

     G. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

        o market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

        o purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

     H. FORWARD CURRENCY CONTRACTS -- The Income Fund and International Equity Fund may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of assets and liabilities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

DECEMBER 31, 2002


        a future date at a negotiated forward rate. The gain or loss arising from the differences between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

At December 31, 2002 the Income and International Equity Funds had the following open forward currency contracts:



FOREIGN                                           CURRENT         UNREALIZED
CURRENCY                                           VALUE         APPRECIATION
INCOME FUND                                     U.S.DOLLAR      (DEPRECIATION)
================================================================================
LONG CONTRACT:
Euro Currency
   2,632,847 expiring 02/20/03                   $2,755,128         $ 127,546
                                                                    =========
SHORT CONTRACTS:
Euro Currency
   9,164,829 expiring 02/20/03                   $9,590,482         $(424,694)
Swedish Krona
   7,121,993 expiring 02/20/03                     $816,280          $(32,118)
                                                                    ---------
                                                                    $(456,812)
                                                                    =========
INTERNATIONAL EQUITY FUND

SHORT CONTRACT:
Singapore Dollar
   4,218 expiring 01/06/03                           $2,432               $(3)
                                                                          ===

4. FUND SHARE TRANSACTIONS -- The Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares are presently offered to HMLIC Separate Account and the HMLIC 401K Separate Account. The Equity Fund shares also may be purchased under the dividend reinvestment plan by certain shareholders.

Transactions in capital stock for the years ended December 31, 2002 and 2001:


                                SHARES ISSUED
                               TO SHAREHOLDERS
                               IN REINVESTMENT
                                 OF DIVIDENDS                       NET INCREASE
                SHARES SOLD   AND DISTRIBUTIONS   SHARES REDEEMED    (DECREASE)
================================================================================
EQUITY FUND
12/31/2002       2,610,976           379,571        (4,764,696)      (1,774,149)
12/31/2001       2,375,752           325,549        (4,370,630)      (1,669,329)

BALANCED FUND
12/31/2002       1,202,988           509,543        (3,034,176)      (1,321,645)
12/31/2001       1,318,213           697,183        (2,905,713)        (890,317)

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

DECEMBER 31,2002

                                               SHARES ISSUED
                                              TO SHAREHOLDERS
                                              IN REINVESTMENT
                                                OF DIVIDENDS                        NET INCREASE
                               SHARES SOLD   AND DISTRIBUTIONS   SHARES REDEEMED      (DECREASE)
INCOME FUND
12/31/2002                      1,390,498             560,583       (2,953,054)      (1,001,973)
12/31/2001                        670,476             874,560       (2,364,284)        (819,248)

SHORT-TERM INVESTMENT FUND
12/31/2002                        586,244               6,574         (455,482)          137,336
12/31/2001                        575,879              10,271         (508,562)           77,588

SMALL CAP GROWTH FUND
12/31/2002                        987,784                  --       (1,117,369)        (129,585)
12/31/2001                      1,157,554                  --       (1,177,212)         (19,658)

INTERNATIONAL EQUITY FUND
12/31/2002                        759,983               1,409         (784,925)         (23,533)
12/31/2001                        964,473                  --         (767,265)          197,208

SOCIALLY RESPONSIBLE FUND
12/31/2002                        845,521              79,275       (1,121,287)        (196,491)
12/31/2001                      1,004,836             141,132         (911,576)          234,392

5. MANAGEMENT AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

     A. Horace Mann Educators Corporation (HMEC) is the parent company of Horace Mann Investors, Inc. (Investors) and Horace Mann Service Corporation
        (HMSC) and indirectly owns HMLIC. Collectively, these companies are referred to as Horace Mann.

        Each subadviser's fees are paid by the adviser out of the advisory fees that it receives from each of the funds. Fees paid to a subadviser of a fund with multiple subadvisers depends upon the fee rate negotiated with the adviser and upon the percentage of the fund's assets allocated to that subadviser by the adviser, which may vary from time to time. Thus, the basis for fees paid to any such subadviser is not constant, and the relative amounts of fees paid to the various subadvisers of a fund will fluctuate. These internal fluctuations, however, will not affect the total advisory fees paid by a fund, which will remain fixed on the terms described below. The adviser may, however, determine in its discretion to waive a portion of its fee if internal fluctuations in the fee to be paid to the subadvisers results in excess profit to the adviser. Because the adviser will pay each subadviser's fees out of its own fees from the Funds, there will not be any "duplication" of advisory fees paid by the Funds.

        Wilshire Associates Incorporated is the adviser for the Funds. Each Fund is subadvised as follows: Equity Fund -- Bernstein Investment Research and Management Unit of Alliance Capital Management, L.P., Mellon Equity Associates, LLP and Wellington Management Company, LLP; Income Fund -- Western Asset Management Company and Western Asset Management Limited; Short-Term Investment Fund -- Western Asset Management Company; Small Cap Growth Fund -- BlackRock Financial Management, Inc. and Mazama Capital Management; International Equity Fund -- Oechsle International Advisors, LLC; Socially Responsible Fund -- Bernstein Investment Research and Management Unit of Alliance Capital Management, L.P.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

DECEMBER 31,2002


        For the year ended December 31, 2002, services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser received a fee based on each fund's average daily net assets, computed daily and payable monthly, at the following annual rates. For the same period, the adviser waived fees in the amounts listed below.

                FUND                                   RATE     FEES WAIVED
                Equity Fund                           0.400%      $196,106
                Balanced Fund*                         0.400            --
                Income Fund                            0.400        62,036
                Short-Term Investment Fund             0.125            --
                Small Cap Growth Fund                  1.150        60,973
                International Equity Fund              0.850        10,983
                Socially Responsible Fund              0.700       135,393

      * Balanced Fund operates under a "fund of funds" structure, primarily investing in shares of the Equity Fund and the Income Fund. Under the "fund of funds" arrangement, the Adviser receives directly from the Balanced Fund a fee of 0.400% of the average daily net assets of the Balanced Fund that are not invested in another Fund.

     B. Pursuant to an Administration Agreement with the Funds, Investors provides for the management of the business affairs of each Fund, including, but not limited to, office space, clerical services, bookkeeping and other similar services. The Balanced Fund is not charged and Investors does not receive an administration fee due to the "fund of funds" structure. For the year ended December 31, 2002, Investors received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

        NET ASSETS                         RATE
        On initial $1 billion              0.250%
        Over $1 billion                    0.200%

     C. Pursuant to a Support Services Agreement, HMLIC provides certain services to the Funds necessary to coordinate the Funds' activities with those of the Separate Account of HMLIC. The Balanced Fund is not charged and HMLIC does not receive a support fee due to the "fund of funds" structure. For the year ended December 31, 2002, HMLIC received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds as follows:

        NET ASSETS                         RATE
        On initial $1 billion              0.150%
        Over $1 billion                    0.100%

     D. Transfer and dividend disbursing agent services are provided by HMSC on a per account basis. The transfer agent fees for the year ended December 31, 2002 were $34,407 for the Equity Fund, $24 each for the Balanced, Income, Short-Term Investment, Small Cap Growth, International Equity and Socially Responsible Funds.

     E. The Trust pays each independent trustee a $3,000 annual retainer, $1,000 per board meeting attended, $2,000 committee retainer, and $2,000 committee chairperson retainer. For the year ended December 31, 2002, the fees, excluding travel expenses, for independent trustees totaled $56,000. The Trust does not compensate officers or trustees who are officers, directors, employees or holders of 5% or more of the outstanding voting securities of Horace Mann.

     F. Affiliated Broker -- Brokerage commission paid on investment transactions in the Equity Fund and Socially Responsible Fund for the year ended December 31, 2002, amount to $763,585, of which $191,020 was paid to Sanford C. Bernstein Co., an affiliate of the subadviser.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31,2002


6. SECURITY TRANSACTIONS -- Security transactions, excluding short-term investments, for the year ended December 31, 2002 were:

                                                              PROCEEDS FROM
FUND                                          PURCHASES               SALES
----                                          ---------               -----
Equity Fund                                 $184,798,945       $215,047,864
Balanced Fund                                 35,101,901         54,520,615
Income Fund                                  407,953,267        424,914,299
Short-Term Investment Fund                            --                 --
Small Cap Growth Fund                        100,671,807        100,933,475
International Equity Fund                     41,464,160         40,543,720
Socially Responsible Fund                     17,788,675         18,776,680

The following table shows investments, excluding foreign currency, at cost and unrealized appreciation (depreciation) for federal income tax purposes by Fund at December 31, 2002.

                                      COST FOR      AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                   FEDERAL INCOME      UNREALIZED         UNREALIZED     APPRECIATION
FUND                                TAX PURPOSES      APPRECIATION     (DEPRECIATION)   (DEPRECIATION)
----                                ------------      ------------     --------------   --------------
Equity Fund                         $534,143,059      $28,551,210      $(113,844,033)    $(85,292,823)

Balanced Fund                        286,620,230        1,466,856        (48,779,926)     (47,313,070)

Income Fund                          126,437,153        8,431,987         (2,586,452)        5,845,535

Short-Term Investment Fund             3,789,032            6,441               (405)            6,036

Small Cap Growth Fund                 40,684,286        1,752,170         (7,823,286)      (6,071,116)

International Equity Fund             29,229,369          810,724         (3,774,582)      (2,963,858)

Socially Responsible Fund             67,982,590        2,356,416        (11,371,438)      (9,015,022)

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
     The Horace Mann Mutual Funds:


We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Horace Mann Mutual Funds (the Funds), consisting of the Equity Fund, Balanced Fund, Income Fund, Short-Term Investment Fund, Small Cap Growth Fund, International Equity Fund, and Socially Responsible Fund as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at December 31, 2002, by correspondence with the custodian and brokers and by the application of alternative auditing procedures where broker replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                               KPMG LLP

Chicago, Illinois
February 21, 2003

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

MANAGEMENT OF THE FUNDS

A listing of the Trustees and Officers of the Trust, their ages, their principal occupations for the past five years and their affiliation with other companies affiliated with Horace Mann Life Insurance Company is presented below. The address of each Trustee and Officer is P.O. Box 4657, Springfield, Illinois 62708-4657.

==========================================================================================================================
NON-INTERESTED TRUSTEES
                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                      TERM OF                                                  IN FUND       OTHER
                         POSITION(S)  OFFICE AND                                               COMPLEX       DIRECTORSHIPS
                         HELD WITH    LENGTH OF     PRINCIPAL OCCUPATION(S)                    OVERSEEN      HELD BY
NAME AND AGE             FUND         TIME SERVED   DURING PAST 5 YEARS                        BY DIRECTOR   DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
A. Thomas Arisman, 56(1) Trustee      Since 2002    Formerly President, Horace Mann            7             N/A
                                                    Mutual Funds (2000-2002); formerly
                                                    Senior Vice President, Horace Mann Life
                                                    Insurance Company and Horace Mann
                                                    Service Corporation (1989-2002);
                                                    formerly Director and President,
                                                    Horace Mann Investors, Inc.
                                                    (1989-2002); formerly Trustee, Horace
                                                    Mann Mutual Funds
                                                    (1989-1997, 1999-2000)

Roger A. Formisano, 54   Trustee      Since 2002    Professor of Executive Education,          7             Integrity
                                                    UW-Madison School of Business;                           Mutual
                                                    Principal, R.A. Formisano & Company,                     Insurance
                                                    LLC; Executive Vice President and                        Company
                                                    Chief Operating Officer, United
                                                    Wisconsin Services, Inc. (1992-1999)

A. L. Gallop, 77         Trustee      Since 1996;   Retired; formerly Executive Director,      7             N/A
                                      Trustee of    Minnesota Education Association
                                      Predecessor
                                      Funds from
                                      1957 to 1996

Richard A. Holt, 61(2)   Trustee      Since 1998    Retired; formerly Senior Relationship      7             N/A
                                                    Manager, Scudder Insurance Asset
                                                    Management

Richard D. Lang, 71(1)   Trustee      Since 1997    Retired; formerly Executive Director,      7             N/A
                                                    Vermont National Education Association

Harriet A. Russell, 61   Trustee      Since 1996;   Member, Cincinnati Board of Education;     7             Greater
                                      Trustee of    President, Greater Cincinnati Credit                     Cincinnati
                                      Predecessor   Union; formerly teacher, Walnut                          Credit
                                      Funds from    Hills High School                                        Union Board
                                      1992 to 1996

George J. Zock, 52(3)    Trustee and  Since 1996;   Executive Vice President, Horace Mann      7             Horace Mann
                         Chairman     Trustee of    Life Insurance Company and Horace                        Life Insurance
                                      Predecessor   Mann Service Corporation;                                Company;
                                      Funds from    positions with Horace Mann Educators                     Horace Mann
                                      1995 to 1996  Corporation and its subsidiaries                         Service
                                                                                                             Corporation;
                                                                                                             Horace Mann
                                                                                                             Investors,
                                                                                                             Inc.

(1) Mr. Arisman and Mr. Lang are shareholders of an affiliate of the Administrator of the Trust.
(2) Mr. Holt employs the Bernstein Unit of Alliance Capital Management, subadviser to the Equity Fund and the Socially Responsible Fund, to manage assets that he controls.
(3) Mr. Zock is an employee and shareholder of an affiliate of the Administrator of the Trust and, therefore, is considered an affiliate of the Administrator.

HORACE MANN MUTUAL FUNDS                                2002 FUNDS ANNUAL REPORT

=====================================================================================================================
OFFICERS
                           POSITION(S)           TERM OF OFFICE
                           HELD WITH             AND LENGTH      PRINCIPAL OCCUPATION(S)
NAME AND AGE               FUND                  OF TIME SERVED  DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
Christopher M. Fehr, 33    President             Since 2002      President and Director, Horace Mann Investors, Inc.;
                                                                 and positions with Horace Mann Educators
                                                                 Corporation and its subsidiaries; Compliance Officer
                                                                 for Advance Trading, Inc. (2000-2002); Compliance
                                                                 Analyst for State Farm Insurance Company
                                                                 (1994-2000)

Ann M. Caparros, 50        Secretary and Ethics  Since 1996      Director, Vice President, General Counsel, Chief
                           Compliance Officer                    Compliance Officer and Corporate Secretary,
                                                                 Horace Mann Life Insurance Company and
                                                                 Horace Mann Service Corporation; Secretary,
                                                                 Horace Mann Investors, Inc.; and positions with
                                                                 Horace Mann Educators Corporation and its
                                                                 subsidiaries

Elizabeth E. Arthur, 48    Anti-Money            Since 2002      Officer and Associate General Counsel, Horace
                           Laundering                            Mann Service Corporation; and positions with
                           Compliance Officer                    Horace Mann Educators Corporation and its
                                                                 subsidiaries; Associate General Counsel, The
                                                                 Franklin Life Insurance Company (1997-2001)

Linda L. Sacco, 59         Assistant Secretary   Since 1987      Assistant Corporate Secretary, Horace Mann Life
                                                                 Insurance Company, Horace Mann Service
                                                                 Corporation, Horace Mann Investors, Inc.; and
                                                                 positions with Horace Mann Educators
                                                                 Corporation and its subsidiaries

Bret A. Conklin, 39        Controller            Since 2002      Senior Vice President and Controller, Horace Mann
                                                                 Life Insurance Company, Horace Mann Service
                                                                 Corporation, Horace Mann Investors, Inc.; and
                                                                 positions with Horace Mann Educators Corporation
                                                                 and its subsidiaries; Vice President Accounting
                                                                 Services, Kemper Insurance (2000-2002);
                                                                 Vice President and Controller, Horace Mann
                                                                 Educators Corporation and Horace Mann Life
                                                                 Insurance Company (1998-2000); Vice President and
                                                                 Controller, Pekin Insurance (1992-1998)

Diane M. Barnett, 49       Tax Compliance        Since 1995      Assistant Vice President, Tax Compliance Officer,
                           Officer                               Horace Mann Life Insurance Company, Horace
                                                                 Mann Service Corporation, Horace Mann Investors,
                                                                 Inc.; and positions with Horace Mann Educators
                                                                 Corporation and its subsidiaries

The Statement of Additional Information for the Horace Mann Mutual Funds includes additional information about the Trustees and Officers and is available without charge by calling 1-800-999-1030.


62
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Provide lifelong
financial well-being for
educators and their
families through
personalized service,
advice and a full
range of tailored insurance
and financial products.








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        Horace Mann
Educated Financial Solutions


1 Horace Mann Plaza
Springfield, Illinois  62715-0001
















IA-004388 (2/03)